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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-08743

Invesco Senior Income Trust

(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Suite 1800     Atlanta, Georgia 30309

(Address of principal executive offices) (Zip code)

Sheri Morris     1555 Peachtree Street, N.E., Suite 1800     Atlanta, Georgia 30309

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 2/28

Date of reporting period: 5/31/18

Item 1. Schedule of Investments.

Invesco Senior Income Trust

Quarterly Schedule of Portfolio Holdings

May 31, 2018

invesco.com/us	VK-CE-SINC-QTR-1	07/18	Invesco Advisers, Inc.

Schedule of Investments

May 31, 2018

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value

Variable Rate Senior Loan Interests–136.42%(b)(c)

Aerospace & Defense–3.93%

Consolidated Aerospace Manufacturing, LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	5.74%	08/11/2022	$1,643	$1,649,369
DAE Aviation Holdings, Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	5.73%	07/07/2022	398	400,110
Greenrock Finance, Inc., Term Loan B (3 mo. USD LIBOR + 3.50%)	5.80%	06/28/2024	1,731	1,740,996
IAP Worldwide Services, Revolver Loan (Acquired 07/22/2014-03/16/2018; Cost $1,407,499)(d)(e)	0.00%	07/18/2018	1,407	1,407,499
Revolver Loan (3 mo. USD LIBOR + 5.50%) (Acquired 03/16/2018; Cost $156,389)(d)	1.46%	07/18/2018	156	156,389
Second Lien Term Loan (3 mo. USD LIBOR + 6.50%)	8.80%	07/18/2019	1,839	1,811,520
Maxar Technologies Ltd. (Canada), Term Loan B (1 mo. USD LIBOR + 2.75%)	4.74%	10/04/2024	1,604	1,605,657
NAC Aviation 8 Ltd. (Ireland), Term Loan (Acquired 03/24/2017; Cost $2,251,761) (d)	8.48%	12/31/2020	2,252	2,251,761
Peraton Corp., Term Loan (3 mo. USD LIBOR + 5.25%)	7.56%	04/29/2024	1,151	1,158,358
Perspecta Inc., Term Loan B (f)	—	05/31/2025	1,146	1,150,012
TransDigm Inc., Term Loan E (1 mo. USD LIBOR + 2.50%)	4.48%	05/30/2025	978	976,480
Term Loan E (f)	—	05/14/2022	5,802	5,791,903
Term Loan F (f)	—	06/09/2023	11,337	11,327,962
Term Loan G (1 mo. USD LIBOR + 2.50%)	4.48%	08/22/2024	9	8,932
Term Loan G (3 mo. USD LIBOR + 2.50%)	4.80%	08/22/2024	31	30,847
Vectra Co., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.23%	03/08/2025	815	816,274
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	9.23%	03/08/2026	479	481,408
Wesco Aircraft Hardware Corp., Term Loan B (3 mo. USD LIBOR + 2.50%)	4.80%	02/28/2021	1,220	1,201,311
Xebec Global Holdings, LLC, Term Loan (1 mo. USD LIBOR + 5.50%)(d)	7.42%	02/12/2024	720	723,779
				34,690,567

Air Transport–2.11%

American Airlines, Inc., Term Loan (1 mo. USD LIBOR + 1.75%)	3.72%	06/27/2025	759	750,877
Term Loan B (1 mo. USD LIBOR + 2.00%)	3.92%	12/14/2023	3,229	3,213,622
Avolon TLB Borrower 1 (US) LLC, Term Loan B-3 (1 mo. USD LIBOR + 2.00%)	3.95%	01/15/2025	9,124	9,058,803
Gol LuxCo S.A. (Luxembourg), Term Loan	6.50%	08/31/2020	3,076	3,155,701
Mesa Airlines, Inc., Term Loan N913FJ (3 mo. USD LIBOR + 4.50%) (Acquired 12/29/2017; Cost $230,688)	6.51%	12/01/2021	233	231,028
Term Loan N914FJ (3 mo. USD LIBOR + 4.50%) (Acquired 12/29/2017; Cost $267,382)	6.51%	12/01/2021	270	267,777
Term Loan N915FJ (3 mo. USD LIBOR + 4.50%) (Acquired 12/29/2017; Cost $225,813)	6.51%	12/01/2021	228	226,146
Term Loan N916FJ (3 mo. USD LIBOR + 4.50%) (Acquired 12/29/2017; Cost $280,253)	6.51%	03/01/2022	284	280,688
Term Loan N917FJ (3 mo. USD LIBOR + 4.50%) (Acquired 12/29/2017; Cost $255,009)	6.51%	03/01/2022	258	255,406
Term Loan N947LR (3 mo. USD LIBOR + 4.50%) (Acquired 12/29/2017; Cost $276,082)	6.51%	09/01/2022	279	276,550
Term Loan N948LR (3 mo. USD LIBOR + 4.50%) (Acquired 12/29/2017; Cost $283,859)	6.51%	09/01/2022	287	284,341
Term Loan N950LR (3 mo. USD LIBOR + 4.50%) (Acquired 12/29/2017; Cost $312,375)	6.51%	09/01/2022	316	312,905
Term Loan N951LR (3 mo. USD LIBOR + 4.50%) (Acquired 12/29/2017; Cost $295,784)	6.51%	09/01/2022	299	296,286
				18,610,130

Automotive–2.42%

Allison Transmission, Inc., Term Loan (1 mo. USD LIBOR + 1.75%)	3.72%	09/23/2022	25	24,900
American Axle & Manufacturing, Inc., Term Loan B (1 wk. USD LIBOR + 2.25%)	4.01%	04/06/2024	2,119	2,124,361
Belron Finance US LLC, Term Loan B (3 mo. USD LIBOR + 2.50%)	4.86%	11/07/2024	1,143	1,149,134
CH Hold Corp., Term Loan (1 mo. USD LIBOR + 3.00%)	4.98%	02/01/2024	1,852	1,861,517
Dayco Products, LLC, Term Loan (3 mo. USD LIBOR + 5.00%) (Acquired 05/08/2017; Cost $811,083) (d)	7.31%	05/19/2023	818	823,228
Dealer Tire, LLC, Term Loan (3 mo. USD LIBOR + 3.25%) (d)	5.56%	12/22/2021	65	64,750
Term Loan (6 mo. USD LIBOR + 3.25%) (d)	5.75%	12/22/2021	84	82,957
Mavis Tire Express Services Corp., Delayed Draw Term Loan(e)	0.00%	03/20/2025	246	244,564
Delayed Draw Term Loan (1 mo. USD LIBOR + 3.25%)	5.20%	03/20/2025	14	14,268
Term Loan (1 mo. USD LIBOR + 3.25%)	5.20%	03/20/2025	1,623	1,616,794
Midas Intermediate Holdco II, LLC, Term Loan (3 mo. USD LIBOR + 2.75%)	5.05%	08/18/2021	1,728	1,709,279
Navistar, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	5.43%	11/06/2024	1,252	1,260,554
Superior Industries International, Inc., Term Loan (1 mo. USD LIBOR + 4.50%)	6.48%	05/22/2024	1,135	1,145,060

See accompanying notes which are an integral part of this schedule.

Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value

Automotive–(continued)

ThermaSys Corp., Term Loan (3 mo. USD LIBOR + 4.00%)	6.35%	05/03/2019	$1,827	$1,778,461
Tower Automotive Holdings USA, LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	4.69%	03/07/2024	2,539	2,550,215
Transtar Holding Co., First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	6.59%	04/11/2022	1,824	1,673,383
PIK Term Loan (6 mo. USD LIBOR + 1.00%) 7.75% PIK Rate; 1.00% Cash rate (Acquired 07/25/2017-04/03/2018; Cost $117,671)(d)(g)	7.50%	04/11/2022	597	552,328
Term Loan(e)	0.00%	04/11/2022	160	159,876
Term Loan (3 mo. USD LIBOR + 4.25%)	6.07%	04/11/2022	655	653,509
Wand Intermediate I L.P., Second Lien Term Loan (6 mo. USD LIBOR + 7.25%)	9.14%	09/19/2022	857	862,960
Winter Park Intermediate, Inc., Term Loan (1 mo. USD LIBOR + 4.75%)	6.67%	04/04/2025	1,041	1,027,425
				21,379,523

Beverage & Tobacco–0.56%

AI Aqua Merger Sub, Inc., First Lien Incremental Term Loan (1 mo. USD LIBOR + 3.25%)	5.23%	12/13/2023	776	776,010
First Lien Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	5.23%	12/13/2023	1,962	1,967,318
Arctic Glacier U.S.A. Inc., Term Loan (1 mo. USD LIBOR + 3.50%)	5.48%	03/20/2024	712	718,577
Arterra Wines Canada, Inc. (Canada), First Lien Term Loan B-1 (2 mo. USD LIBOR + 2.75%)	4.88%	12/15/2023	960	966,213
Winebow Holdings, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)	9.48%	01/02/2022	574	513,661
				4,941,779

Building & Development–4.14%

American Builders & Contractors Supply Co., Inc., Term Loan B-2 (1 mo. USD LIBOR + 2.00%)	3.98%	10/31/2023	2,738	2,730,783
Beacon Roofing Supply, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.18%	01/02/2025	1,908	1,911,484
Capital Automotive L.P., First Lien Term Loan B-2 (1 mo. USD LIBOR + 2.50%)	4.49%	03/25/2024	4,077	4,083,025
Second Lien Term Loan B (1 mo. USD LIBOR + 6.00%)	7.99%	03/24/2025	1,763	1,798,146
DiversiTech Holdings, Inc. Second Lien Term Loan (3 mo. USD LIBOR + 7.50%) (Acquired 05/18/2017; Cost $254,991)(d)	9.81%	06/02/2025	257	261,220
Term Loan B-1 (3 mo. USD LIBOR + 3.00%)	5.31%	06/03/2024	826	824,759
Forterra Finance, LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	4.98%	10/25/2023	1,342	1,260,359
GYP Holdings III Corp., First Lien Incremental Term Loan(f)	—	06/01/2025	1,198	1,199,328
HD Supply Waterworks, Ltd., Term Loan (3 mo. USD LIBOR + 3.00%)	5.12%	08/01/2024	1,308	1,316,617
HD Supply, Inc., Term Loan B-3 (3 mo. USD LIBOR + 2.25%)	4.55%	08/13/2021	111	111,436
Term Loan B-4 (3 mo. USD LIBOR + 2.50%)	4.80%	10/17/2023	1,917	1,930,236
Janus International Group, LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	4.98%	02/12/2025	472	468,482
Mueller Water Products, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.48%	11/25/2021	181	182,585
Term Loan B (3 mo. USD LIBOR + 2.50%)	4.80%	11/25/2021	81	82,030
Pisces Midco Inc., Term Loan (3 mo. USD LIBOR + 3.75%)	6.09%	04/12/2025	3,402	3,416,009
Quikrete Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	4.73%	11/15/2023	4,214	4,222,150
RE/MAX, LLC, Term Loan (3 mo. USD LIBOR + 2.75%) (Acquired 12/14/2016-02/23/2017; Cost $2,070,606)	5.05%	12/15/2023	2,078	2,090,555
Realogy Group LLC, Term Loan (1 mo. USD LIBOR + 2.25%)	4.18%	02/08/2025	4,905	4,936,299
SRS Distribution Inc., Term Loan(f)	—	05/23/2025	2,330	2,322,623
Werner FinCo L.P., Term Loan (1 mo. USD LIBOR + 4.00%)(d)	5.91%	07/24/2024	1,390	1,398,660
				36,546,786

Business Equipment & Services–15.56%

Acosta, Inc., Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	5.23%	09/26/2021	490	391,426
Allied Universal Holdco LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.75%)	6.05%	07/28/2022	2,481	2,448,892
Alorica Inc., Term Loan B (1 mo. USD LIBOR + 3.75%)(d)	5.73%	06/30/2022	1,346	1,354,243
Altran Technologies (France), Term Loan B (2 mo. USD LIBOR + 2.25%)	4.30%	03/20/2025	486	489,499
Asurion LLC, Second Lien Term Loan B-2 (1 mo. USD LIBOR + 6.00%)	7.98%	08/04/2025	6,797	6,979,166
Term Loan B-4 (1 mo. USD LIBOR + 2.75%)	4.73%	08/04/2022	416	417,867
Term Loan B-6 (1 mo. USD LIBOR + 2.75%)	4.73%	11/03/2023	11,019	11,075,092
Blackhawk Network Holdings, Inc., First Lien Term Loan(f)	—	05/31/2025	2,306	2,310,594
Second Lien Term Loan(f)	—	05/21/2026	537	542,563
Blucora, Inc., Term Loan (2 mo. USD LIBOR + 3.00%)	5.06%	05/22/2024	1,005	1,010,449
Brand Energy & Infrastructure Services, Inc., Term Loan (3 mo. USD LIBOR + 4.25%)	6.61%	06/21/2024	3,210	3,232,797

See accompanying notes which are an integral part of this schedule.

Invesco Senior Income Trust

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Business Equipment & Services–(continued)

Brickman Group Ltd. LLC, First Lien Revolver Loan (Acquired 10/14/2016; Cost $346,057)(e)	0.00%	12/18/2018		$370	$342,152
First Lien Revolver Loan (3 mo. USD LIBOR + 3.00%) (Acquired 10/14/2016; Cost $139,960)	4.94%	12/18/2018		140	129,463
First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	4.96%	12/18/2020		3,568	3,592,370
Second Lien Term Loan (1 mo. USD LIBOR + 6.50%)	8.44%	12/17/2021		294	296,452
Caraustar Industries, Inc., Term Loan (3 mo. USD LIBOR + 5.50%)	7.80%	03/14/2022		3,011	3,042,157
Change Healthcare Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	4.73%	03/01/2024		5,751	5,755,557
Checkout Holding Corp., First Lien Term Loan B (1 mo. USD LIBOR + 3.50%)	5.48%	04/09/2021		3,069	2,115,823
Cotiviti Corp., First Lien Term Loan B (3 mo. USD LIBOR + 2.25%)	4.56%	09/28/2023		853	853,487
Term Loan A (3 mo. USD LIBOR + 2.25%)	4.56%	09/28/2021		1,075	1,074,912
CRCI Holdings, Inc., Term Loan (3 mo. USD LIBOR + 5.50%)	8.17%	08/31/2023		1,173	1,179,233
Crossmark Holdings, Inc. First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	5.80%	12/20/2019		1,924	1,093,429
Second Lien Term Loan (3 mo. USD LIBOR + 7.50%)	9.80%	12/21/2020		731	60,321
Dakota Holding Corp., Term Loan (3 mo. USD LIBOR + 3.25%)	5.55%	02/13/2025		1,297	1,299,044
First Data Corp., Term Loan A (1 mo. USD LIBOR + 2.00%)	3.97%	04/26/2024		14,310	14,319,036
Term Loan D (1 mo. USD LIBOR + 2.00%)	3.97%	07/08/2022		59	58,821
Genesys Telecom Holdings, U.S., Inc., Term Loan B-3 (3 mo. USD LIBOR + 3.50%)	5.80%	12/01/2023		5,941	5,981,764
GI Revelation Acquisition LLC, First Lien Term Loan (1 mo. USD LIBOR + 5.00%)	6.93%	04/16/2025		1,343	1,360,386
Second Lien Term Loan (1 mo. USD LIBOR + 9.00%)	10.93%	04/16/2026		520	497,041
Hillman Group, Inc., Delayed Draw Term Loan(f)	—	05/20/2025		752	753,424
Term Loan(f)	—	05/20/2025		2,415	2,420,090
Term Loan (3 mo. USD LIBOR + 3.50%)	0.06%	06/30/2021		1,908	1,912,271
IndigoCyan Midco Ltd. (Jersey), Term Loan B (3 mo. GBP LIBOR + 5.00%)(d)	5.61%	06/24/2024	GBP	801	1,068,012
Information Resources, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	6.57%	01/18/2024		3,040	3,060,082
Iron Mountain Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	3.73%	01/02/2026		1,563	1,544,034
KAR Auction Services, Inc., Term Loan B-5 (3 mo. USD LIBOR + 2.50%)	4.81%	03/09/2023		1,657	1,665,586
Karman Buyer Corp., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.23%	07/23/2021		370	353,670
First Lien Term Loan B-2 (1 mo. USD LIBOR + 3.25%)	5.23%	07/23/2021		4,087	3,910,608
Second Lien Term Loan (1 mo. USD LIBOR + 6.50%)	8.48%	07/25/2022		1,307	1,216,581
KBR, Inc., Term Loan B (1 mo. USD LIBOR + 3.75%)	5.71%	04/25/2025		2,904	2,915,834
Kronos Inc., First Lien Incremental Term Loan (3 mo. USD LIBOR + 3.00%)	5.36%	11/01/2023		2,807	2,824,083
Learning Care Group (US) No. 2 Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.20%	03/13/2025		331	332,204
First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	5.53%	03/13/2025		1,488	1,494,919
LegalZoom.com, Inc., Term Loan (1 mo. USD LIBOR + 4.50%) (Acquired 11/17/2017; Cost $900,026) (d)	6.45%	11/21/2024		909	918,797
Monitronics International, Inc., Term Loan B-2 (3 mo. USD LIBOR + 5.50%)	7.80%	09/30/2022		2,876	2,763,219
ON Assignment, Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	3.98%	04/02/2025		683	686,266
Outfront Media Capital LLC, Term Loan (1 mo. USD LIBOR + 2.00%)	3.97%	03/18/2024		34	34,525
Peak 10, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	5.80%	08/01/2024		703	694,297
PI Lux Finco S.a.r.l. (Luxembourg), First lien Incremental Term Loan B-2(f)	—	01/01/2025	EUR	1,260	1,465,107
Prime Security Services Borrower, LLC, First Lien Term Loan B-1 (1 mo. USD LIBOR + 2.75%)	4.73%	05/02/2022		1,882	1,879,418
Revolver Loan(d)(e)	0.00%	05/02/2022		1,770	1,752,982
Prometric Holdings, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	4.99%	01/29/2025		2,523	2,539,954
Red Ventures, LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	5.98%	11/08/2024		1,869	1,894,909
Spin Holdco Inc., First Lien Term Loan B-1 (2 mo. USD LIBOR + 3.25%)	5.34%	11/14/2022		7,839	7,892,403
Tempo Acquisition LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	4.98%	05/01/2024		948	950,248
TNS Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	5.99%	08/14/2022		2,586	2,602,664
Travelport Finance S.a.r.l. (Luxembourg), Term Loan (3 mo. USD LIBOR + 2.50%)	4.83%	03/16/2025		1,160	1,161,520
U.S. Security Associates Holdings, Inc., Term Loan (3 mo. USD LIBOR + 3.50%)	5.80%	07/14/2023		1,630	1,641,386
Ventia Deco LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.50%)(d)	5.80%	05/21/2022		1,443	1,454,306
Wash MultiFamily Acquisition Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.23%	05/13/2022		403	402,821
First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.23%	05/16/2022		2,417	2,418,986
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%) (d)	8.98%	05/12/2023		119	115,607
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%) (d)	8.98%	05/14/2023		21	20,248

See accompanying notes which are an integral part of this schedule.

Invesco Senior Income Trust

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Business Equipment & Services–(continued)

West Corp., Incremental Term Loan B-1 (1 mo. USD LIBOR + 3.50%)	5.48%	10/10/2024		$1,346	$1,336,686
Term Loan B (1 mo. USD LIBOR + 4.00%)	5.98%	10/10/2024		2,905	2,905,558
WEX Inc., Term Loan B-2 (1 mo. USD LIBOR + 2.25%)	4.23%	06/30/2023		918	922,655
					137,229,996

Cable & Satellite Television–7.33%

Altice Financing S.A. (Luxembourg), Term Loan (3 mo. USD LIBOR + 2.75%)	5.10%	07/15/2025		1,263	1,246,458
Term Loan (3 mo. USD LIBOR + 2.75%)	5.10%	01/31/2026		965	951,231
Altice US Finance I Corp., Term Loan (1 mo. USD LIBOR + 2.25%)	4.23%	07/28/2025		2,610	2,603,392
Atlantic Broadband Finance, LLC, Term Loan B (1 mo. USD LIBOR + 2.38%)	4.36%	01/04/2025		3,929	3,925,611
Cable One, Inc., Incremental Term Loan B-1 (3 mo. USD LIBOR + 1.75%)	4.06%	05/01/2024		457	459,989
CSC Holdings, LLC, Term Loan (1 mo. USD LIBOR + 2.25%)	4.17%	07/17/2025		8,130	8,114,611
Term Loan (1 mo. USD LIBOR + 2.50%)	4.42%	01/25/2026		2,708	2,707,776
MCC Iowa, Term Loan M (1 wk. USD LIBOR + 2.00%)	3.76%	02/02/2025		72	72,263
Mediacom Illinois LLC, Term Loan N (1 wk. USD LIBOR + 1.75%)	3.51%	02/15/2024		1,657	1,660,965
Numericable-SFR S.A. (France), Term Loan B-12 (3 mo. USD LIBOR + 3.00%)	5.35%	01/31/2026		7,299	7,205,500
Telenet Financing USD LLC, Term Loan AN(f)	—	08/17/2026		4,896	4,895,336
Unitymedia Finance LLC, Term Loan B (1 mo. USD LIBOR + 2.25%)	4.17%	09/30/2025		1,820	1,821,787
Term Loan D (1 mo. USD LIBOR + 2.25%)	4.17%	01/15/2026		2,111	2,113,419
UPC Financing Partnership, Term Loan AR (1 mo. USD LIBOR + 2.50%)	4.42%	01/15/2026		10,036	10,018,573
Virgin Media Bristol LLC (United Kingdom), Term Loan K (1 mo. USD LIBOR + 2.50%)	4.42%	01/15/2026		9,605	9,590,725
WideOpenWest Finance, LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	5.19%	08/18/2023		3,509	3,385,782
Ziggo Secured Finance Partnership, Term Loan E (1 mo. USD LIBOR + 2.50%)	4.42%	04/15/2025		3,933	3,915,005
					64,688,423

Chemicals & Plastics–4.46%

Alpha US Bidco, Inc., Term Loan B-1 (1 mo. USD LIBOR + 3.00%)	5.30%	01/31/2024		941	941,239
Avantor Inc., Term Loan (1 mo. EURIBOR + 4.25%)	4.25%	11/21/2024	EUR	2,104	2,479,401
Term Loan (1 mo. USD LIBOR + 4.00%)	5.98%	11/21/2024		4,949	4,991,355
Charter NEX US, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	4.98%	05/16/2024		398	398,572
Colouroz Investment LLC (Germany), First Lien Term Loan B-2 (3 mo. USD LIBOR + 3.00%)	5.36%	09/07/2021		2,031	1,939,649
Second Lien Term Loan B-2 (3 mo. USD LIBOR + 7.25%)	9.61%	09/05/2022		2,239	1,847,443
Term Loan C (3 mo. USD LIBOR + 3.00%)	5.36%	09/07/2021		336	320,647
Cyanco Intermediate 2 Corp., First Lien Term Loan (2 mo. USD LIBOR + 3.50%)	5.67%	03/16/2025		1,115	1,120,817
Second Lien Term Loan (3 mo. USD LIBOR + 7.50%)(d)	9.67%	03/16/2026		446	444,609
Diamond (BC) B.V. (Netherlands), Term Loan B (2 mo. USD LIBOR + 3.00%)	5.10%	09/06/2024		1,377	1,366,755
Encapsys, LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.23%	11/07/2024		295	296,585
Second Lien Term Loan (1 mo. USD LIBOR + 7.50%) (Acquired 10/27/2017; Cost $149,806)	9.48%	11/07/2025		151	153,156
Ferro Corp., Term Loan B-2 (3 mo. USD LIBOR + 2.25%)	4.35%	02/14/2024		401	402,116
Term Loan B-3 (2 mo. USD LIBOR + 2.25%)	4.35%	02/14/2024		392	393,560
Gemini HDPE LLC, Term Loan (3 mo. USD LIBOR + 2.50%)	4.86%	08/07/2024		638	639,854
H.B. Fuller Co., Term Loan (1 mo. USD LIBOR + 2.00%)	3.95%	10/20/2024		2,705	2,711,794
HII Holding Corp., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.23%	12/20/2019		1,598	1,603,740
Second Lien Term Loan (1 mo. USD LIBOR + 8.50%)(d)	10.48%	12/21/2020		1,157	1,165,198
Ineos US Finance LLC, Term Loan (1 mo. USD LIBOR + 2.00%)	3.98%	03/31/2024		170	170,054
Invictus US NewCo LLC, First Lien Term Loan (2 mo. USD LIBOR + 3.00%)	5.10%	03/28/2025		987	993,527
Second Lien Term Loan (2 mo. USD LIBOR + 6.75%)	8.73%	03/28/2026		522	529,719
KMG Chemicals Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	4.73%	06/15/2024		755	757,701
KPEX Holdings Inc., First Lien Delayed Draw Term Loan(e)	0.00%	01/31/2025		47	47,042
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%) (d)	8.98%	01/31/2026		203	204,382
Term Loan (1 mo. USD LIBOR + 3.25%)	5.23%	01/31/2025		474	475,644

See accompanying notes which are an integral part of this schedule.

Invesco Senior Income Trust

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Chemicals & Plastics–(continued)

MacDermid, Inc., First Lien Multicurrency Revolver Loan(d)(e)	0.00%	06/07/2020		$515	$513,003
First Lien Multicurrency Revolver Loan (1 mo. USD LIBOR + 3.00%) (d)	4.92%	06/07/2020		439	437,002
First Lien Revolver Loan(d)(e)	0.00%	06/07/2020		191	190,001
First Lien Revolver Loan (1 mo. USD LIBOR + 3.00%) (d)	4.91%	06/07/2020		763	760,004
Term Loan B-6 (1 mo. USD LIBOR + 3.00%)	4.98%	06/07/2023		810	813,893
Term Loan B-7 (1 mo. USD LIBOR + 2.50%)	4.48%	06/07/2020		66	66,659
Oxea Corp., Term Loan B-2 (3 mo. USD LIBOR + 3.50%)	5.88%	10/14/2024		1,775	1,780,498
PQ Corp., Term Loan B-1 (1 mo. USD LIBOR + 2.50%)	4.48%	02/05/2025		543	544,556
Proampac PG Borrower LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.45%	11/20/2023		1,286	1,294,673
First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	5.86%	11/20/2023		249	250,981
Tata Chemicals North America Inc., Term Loan (3 mo. USD LIBOR + 2.75%)	5.06%	08/07/2020		981	986,030
Trinseo Materials Finance, Inc., Term Loan (1 mo. USD LIBOR + 2.00%)	3.98%	09/06/2024		482	483,893
Tronox Finance LLC, Term Loan (3 mo. USD LIBOR + 3.00%)	5.30%	09/22/2024		2,270	2,284,553
Term Loan (3 mo. USD LIBOR + 3.00%)	5.30%	09/23/2024		984	989,976
Venator Finance S.a.r.l., Term Loan (1 mo. USD LIBOR + 3.00%)(d)	4.98%	08/08/2024		605	610,762
Versum Materials, Term Loan (3 mo. USD LIBOR + 2.00%)	4.30%	09/29/2023		974	979,832
					39,380,875

Clothing & Textiles–1.40%

ABG Intermediate Holdings 2 LLC, Delayed Draw Term Loan(e)	0.00%	09/29/2024		441	441,328
First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	5.80%	09/27/2024		4,210	4,239,706
Second Lien Delayed Draw Term Loan(e)	0.00%	09/29/2025		134	133,605
Second Lien Term Loan (3 mo. USD LIBOR + 7.75%)	10.05%	09/29/2025		1,332	1,352,342
Ascena Retail Group, Inc., Term Loan B (1 mo. USD LIBOR + 4.50%)	6.50%	08/21/2022		1,912	1,673,915
International Textile Group, Inc., First Lien Term Loan (1 mo. USD LIBOR + 5.00%)	6.91%	05/01/2024		905	915,444
Oak Parent, Inc., Term Loan (1 mo. USD LIBOR + 4.50%)	6.48%	10/26/2023		1,482	1,380,544
Tumi, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	3.73%	04/25/2025		199	198,295
Varsity Brands Holding Co., Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.48%	12/16/2024		2,033	2,047,474
					12,382,653

Conglomerates–0.47%

CTC AcquiCo GmbH (Germany), Term Loan B-1 (3 mo. EURIBOR + 3.00%)	3.00%	12/14/2024	EUR	608	711,289
Term Loan B-2 (3 mo. USD LIBOR + 3.25%)	5.57%	03/07/2025		813	812,375
Penn Engineering & Manufacturing Corp., Term Loan B (1 mo. USD LIBOR + 2.75%)	4.73%	06/27/2024		852	855,454
RGIS Services, LLC, Term Loan (1 mo. USD LIBOR + 7.50%)	9.48%	03/31/2023		515	477,712
Term Loan (3 mo. USD LIBOR + 7.50%)	9.95%	03/31/2023		91	84,326
Term Loan (6 mo. USD LIBOR + 7.50%)	9.34%	03/31/2023		395	366,696
Safe Fleet Holdings LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	4.91%	02/03/2025		580	579,187
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	8.66%	02/01/2026		255	255,507
					4,142,546

Containers & Glass Products–2.96%

Berlin Packaging, LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	4.94%	11/07/2025		2,744	2,752,647
Term Loan (2 mo. USD LIBOR + 3.00%)	5.09%	11/07/2025		320	320,514
Berry Global, Inc., Term Loan Q (1 mo. USD LIBOR + 2.00%)	3.96%	10/01/2022		947	951,027
Term Loan R (1 mo. USD LIBOR + 2.00%)	3.93%	01/19/2024		1,290	1,293,649
Term Loan S (1 mo. USD LIBOR + 1.75%)	0.04%	02/08/2020		58	57,919
Term Loan T (1 mo. USD LIBOR + 1.75%)	3.73%	01/06/2021		311	312,159
BWAY Holding Co., Term Loan (3 mo. USD LIBOR + 3.25%)	5.59%	04/03/2024		131	131,635
Consolidated Container Co. LLC, First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	4.73%	05/22/2024		978	984,965
Duran Group (Germany), Term Loan B-2 (3 mo. USD LIBOR + 4.00%) (Acquired 03/24/2017; Cost $3,112,750) (d)	6.34%	03/21/2024		3,146	3,158,261
Fort Dearborn Holding Co., Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	6.31%	10/19/2023		2,459	2,428,726
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%)	10.81%	10/19/2024		203	192,874

See accompanying notes which are an integral part of this schedule.

Invesco Senior Income Trust

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Containers & Glass Products–(continued)

Hoffmaster Group, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.50%)	6.80%	11/21/2023		$1,852	$1,861,651
Klockner Pentaplast of America, Inc., Term Loan (3 mo. EURIBOR + 4.75%)	4.75%	06/30/2022	EUR	390	440,309
Term Loan (1 mo. USD LIBOR + 4.25%)	6.23%	06/30/2022		971	938,659
Multi-Color Corp., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.23%	10/31/2024		466	468,368
Ranpak Corp., Second Lien Term Loan (1 mo. USD LIBOR + 7.25%) (Acquired 09/22/2014; Cost $128,907)(d)	9.19%	10/03/2022		129	130,227
Term Loan B-1 (1 mo. USD LIBOR + 3.25%) (Acquired 05/15/2015-03/07/2017; Cost $408,572)(d)	5.23%	10/01/2021		409	410,982
Refresco Group, N.V. (Netherlands), Term Loan B-1 (3 mo. EURIBOR + 3.25%)	3.25%	03/28/2025	EUR	585	686,031
Term Loan B-3 (3 mo. USD LIBOR + 3.25%)	5.59%	03/28/2025		762	766,172
Reynolds Group Holdings Inc., Incremental Term Loan (1 mo. USD LIBOR + 2.75%)	4.73%	02/05/2023		4,915	4,931,513
TricorBraun Inc., First Lien Delayed Draw Term Loan (3 mo. USD LIBOR + 3.75%)	5.97%	11/30/2023		156	156,460
Term Loan (3 mo. USD LIBOR + 3.75%)	6.05%	11/30/2023		1,544	1,552,804
Trident TPI Holdings, Inc., Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	5.23%	10/17/2024		750	747,879
Term Loan B-2 (3 mo. EURIBOR + 3.50%)	3.50%	10/17/2024	EUR	210	246,066
Twist Beauty Packaging Holding Corp., Term Loan B-2 (3 mo. USD LIBOR + 3.00%)	5.30%	04/12/2024		215	214,859
					26,136,356

Cosmetics & Toiletries–0.75%

Alphabet Holding Co., Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.48%	09/26/2024		1,535	1,365,718
Coty Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.17%	04/05/2025		3,215	3,175,219
Parfums Holding Co., Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.75%)	7.05%	06/30/2024		1,897	1,920,156
Prestige Brands, Inc., Term Loan B-4 (1 mo. USD LIBOR + 2.00%)	3.98%	01/26/2024		177	177,621
					6,638,714

Drugs–2.22%

Amneal Pharmaceuticals LLC, Term Loan (2 mo. USD LIBOR + 3.50%)	5.63%	05/04/2025		4,765	4,764,299
BPA Laboratories, First Lien Term Loan (3 mo. USD LIBOR + 5.75%)	8.05%	04/29/2020		1,916	1,844,239
Second Lien Term Loan (3 mo. USD LIBOR + 7.75%) (d)	10.05%	04/29/2020		1,666	1,607,730
Catalent Pharma Solutions, Inc., Term Loan (1 mo. USD LIBOR + 2.25%)	4.23%	05/20/2024		91	91,359
Endo LLC, Term Loan (1 mo. USD LIBOR + 4.25%)	6.25%	04/29/2024		4,184	4,150,485
Valeant Pharmaceuticals International, Inc. (Canada), Term Loan	0.05%	06/01/2025		1,347	1,350,551
Term Loan B F-4 (1 mo. USD LIBOR + 3.50%)	5.42%	04/01/2022		5,793	5,810,724
					19,619,387

Ecological Services & Equipment–1.63%

Advanced Disposal Services Inc., Term Loan (1 wk. USD LIBOR + 2.25%)	4.00%	11/10/2023		3,038	3,050,456
Charah, LLC, Term Loan (1 mo. USD LIBOR + 6.25%)	8.23%	10/25/2024		199	201,293
Term Loan (3 mo. USD LIBOR + 6.25%)	8.56%	10/25/2024		885	896,034
EnergySolutions, LLC, Term Loan (2 mo. USD LIBOR + 3.75%)	5.77%	05/11/2025		1,042	1,055,521
GFL Environmental Inc. (Canada), Delayed Draw Term Loan(f)	—	05/31/2025		175	175,290
Incremental Term Loan(f)	—	05/31/2025		1,407	1,411,539
Patriot Container Corp., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.45%	03/20/2025		1,184	1,190,610
Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)(d)	9.70%	03/20/2026		416	405,460
WCA Waste Systems Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.48%	08/11/2023		2,173	2,173,409
Wrangler Buyer Corp., Term Loan (1 mo. USD LIBOR + 2.75%)	4.73%	09/27/2024		3,838	3,850,888
					14,410,500

Electronics & Electrical–16.78%

4L Technologies Inc., Term Loan (1 mo. USD LIBOR + 4.50%)	6.48%	05/08/2020		3,084	2,764,328
Almonde, Inc. (United Kingdom), First Lien Term Loan (3 mo. EURIBOR + 3.25%)	4.25%	06/13/2024	EUR	958	1,116,355
First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	5.81%	06/13/2024		4,630	4,565,559

See accompanying notes which are an integral part of this schedule.

Invesco Senior Income Trust

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Electronics & Electrical–(continued)

Applied Systems, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.00%)	5.30%	09/19/2024		$1,824	$1,839,394
Second Lien Term Loan (3 mo. USD LIBOR + 7.00%)	9.30%	09/19/2025		77	79,479
Barracuda Networks, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.17%	02/12/2025		253	254,179
Blackboard Inc., Term Loan B-4 (3 mo. USD LIBOR + 5.00%)	7.36%	06/30/2021		3,627	3,309,272
BMC Software Finance, Inc., Term Loan B-2 (3 mo. EURIBOR + 3.75%)	3.75%	09/10/2022	EUR	151	176,581
Brave Parent Holdings, Inc., First Lien Term Loan (2 mo. USD LIBOR + 4.00%)(d)	6.04%	04/18/2025		769	773,996
Canyon Valor Cos., Inc., First Lien Term Loan (2 mo. USD LIBOR + 3.25%)	5.31%	06/16/2023		5,726	5,773,539
Cavium, Inc., Term Loan B-1 (1 mo. USD LIBOR + 2.25%)(d)	4.22%	08/16/2022		1,116	1,118,772
Compuware Corp., Term Loan B-3 (1 mo. USD LIBOR + 3.50%)	5.48%	12/15/2021		1,016	1,026,088
CPI International, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.48%	07/26/2024		838	843,001
Dell International LLC, Term Loan B (1 mo. USD LIBOR + 2.00%)	3.99%	09/07/2023		2,566	2,566,944
Diebold Nixdorf, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	4.69%	11/06/2023		2,113	2,114,858
DigiCert Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.75%)	6.73%	10/31/2024		3,304	3,303,161
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)	9.98%	10/31/2025		391	385,733
Go Daddy Operating Co., LLC, Term Loan B-1 (1 mo. USD LIBOR + 2.25%)	4.23%	02/15/2024		4,488	4,507,743
Hyland Software, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.23%	07/01/2022		1,003	1,011,774
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	8.98%	07/07/2025		164	166,961
I-Logic Technologies Bidco Ltd. (United Kingdom), Term Loan (3 mo. USD LIBOR + 4.00%) (Acquired 12/20/2017; Cost $921,834)	6.30%	12/20/2024		926	934,503
Term Loan (3 mo. EURIBOR + 4.00%)	5.00%	12/21/2024	EUR	2,348	2,761,637
IGT Holding IV AB (Sweden), Term Loan B (3 mo. USD LIBOR + 3.75%)	6.05%	07/26/2024		1,368	1,371,086
Integrated Device Technology, Inc., Term Loan B-1(1 mo. USD LIBOR + 2.50%)(d)	4.47%	04/04/2024		864	867,446
Kemet Corp., Term Loan (1 mo. USD LIBOR + 6.00%)(d)	7.98%	04/26/2024		1,353	1,373,308
Lattice Semiconductor Corp., Term Loan (1 mo. USD LIBOR + 4.25%)(d)	6.17%	03/10/2021		992	996,947
Lully Finance LLC, Second Lien Term Loan B-1 (1 mo. USD LIBOR + 8.50%) (Acquired 08/04/2015-04/06/2017; Cost $796,559)(d)	10.46%	10/16/2023		802	795,034
Second Lien Term Loan B-2 (1 mo. EURIBOR + 7.25%) (Acquired 11/30/2016; Cost $299,011)(d)	7.25%	10/16/2023		282	323,223
MA Finance Co., LLC, Term Loan B-2 (1 mo. USD LIBOR + 2.50%)	4.48%	11/19/2021		3,696	3,693,251
Term Loan B-3 (1 mo. USD LIBOR + 2.75%)	4.73%	06/21/2024		1,068	1,066,967
Mavenir Systems, Inc., Term Loan (1 mo. USD LIBOR + 6.00%) (d)	7.93%	05/08/2025		1,971	1,970,853
McAfee, LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	6.47%	09/30/2024		1,954	1,971,510
Term Loan (3 mo. EURIBOR + 4.25%)	4.25%	09/30/2024	EUR	714	841,606
Mediaocean LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	6.24%	08/15/2022		2,212	2,226,204
Micro Holding, L.P., First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	5.68%	09/13/2024		1,911	1,914,796
Microchip Technology Inc., Term Loan(f)	—	05/29/2025		4,486	4,518,227
Micron Technology, Inc., Term Loan (1 mo. USD LIBOR + 1.75%)	3.74%	04/26/2022		60	60,144
Mirion Technologies, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.75%)	7.05%	03/31/2022		1,311	1,309,583
MTS Systems, Term Loan B (1 mo. USD LIBOR + 3.25%)	5.17%	07/05/2023		1,204	1,213,297
Neustar, Inc., Term Loan B-3 (3 mo. USD LIBOR + 2.50%)	4.80%	01/08/2020		619	622,824
Term Loan B-4 (1 mo. USD LIBOR + 3.50%)	5.48%	08/08/2024		2,915	2,923,037
Oberthur Technologies of America Corp., Term Loan B (3 mo. EURIBOR + 3.75%)	3.75%	01/10/2024	EUR	1,149	1,339,207
Term Loan B-1 (3 mo. USD LIBOR + 3.75%)	6.05%	01/10/2024		1,101	1,100,064
OEConnection LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	5.99%	11/22/2024		1,011	1,015,645
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%) (Acquired 11/22/2017; Cost $255,219)(d)	9.99%	11/22/2025		258	257,704
Omnitracs, Inc., Term Loan (3 mo. USD LIBOR + 2.75%)	5.02%	03/23/2025		2,833	2,821,042
ON Semiconductor Corp., Term Loan B-2(f)	—	03/31/2023		3,405	3,416,316
Open Text Corp. (Canada), Term Loan (f)	—	05/30/2025		697	701,103
Optiv Inc., Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	9.25%	01/31/2025		548	529,976
Term Loan (1 mo. USD LIBOR + 3.25%)	5.25%	02/01/2024		2,618	2,561,407
Project Accelerate Parent, LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	6.16%	01/02/2025		905	908,267
Project Leopard Holdings, Inc., Term Loan (1 mo. USD LIBOR + 4.00%)	5.98%	07/07/2023		935	948,732
Quest Software US Holdings Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	6.58%	05/16/2025		5,838	5,856,475

See accompanying notes which are an integral part of this schedule.

Invesco Senior Income Trust

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Electronics & Electrical–(continued)

Ramundsen Holdings, LLC, Second Lien Term Loan (1 mo. USD LIBOR + 8.50%)	10.48%	01/31/2025		$122	$123,950
Term Loan (1 mo. USD LIBOR + 4.25%) (Acquired 01/26/2017; Cost $299,927)	6.23%	02/01/2024		301	303,447
Renaissance Holding Corp., First Lien Term Loan(f)	—	05/30/2025		1,452	1,455,492
Second Lien Term Loan(f)	—	05/29/2026		349	351,920
Riverbed Technology, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	5.24%	04/24/2022		2,536	2,519,870
Rocket Software, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.75%)	6.05%	10/14/2023		3,269	3,310,783
Second Lien Term Loan (3 mo. USD LIBOR + 9.50%)	11.80%	10/14/2024		504	511,435
RP Crown Parent, LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	4.73%	10/12/2023		647	650,570
Sandvine Corp., Term Loan B (3 mo. USD LIBOR + 5.75%)	8.05%	09/21/2022		1,676	1,679,727
Seattle Spinco, Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	4.73%	06/21/2024		7,216	7,205,489
SonicWall U.S. Holdings Inc., Term Loan (f)	—	05/16/2025		374	376,201
SS&C Technologies, Inc., Term Loan B-3 (1 mo. USD LIBOR + 2.50%)	4.48%	04/16/2025		6,078	6,119,317
Term Loan B-4 (1 mo. USD LIBOR + 2.50%)	4.48%	04/16/2025		2,276	2,291,072
Sybil Software LLC, Term Loan (3 mo. USD LIBOR + 2.50%)	4.49%	09/29/2023		4,076	4,102,197
TIBCO Software, Inc., Term Loan B-1 (1 mo. USD LIBOR + 3.50%)	5.49%	12/04/2020		616	619,163
TTM Technologies, Inc., Term Loan B (1 mo. USD LIBOR + 2.50%)	4.41%	09/28/2024		3,204	3,220,075
VeriFone Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	3.99%	01/31/2025		915	912,771
Verint Systems Inc., Term Loan (1 mo. USD LIBOR + 2.00%)	3.91%	06/29/2024		867	870,320
Veritas US Inc., Term Loan (3 mo. EURIBOR + 4.50%)	5.50%	01/27/2023	EUR	5,538	6,335,034
Term Loan B (3 mo. USD LIBOR + 4.50%)	6.80%	01/27/2023		4,106	3,902,516
VF Holding Corp., Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	5.23%	06/30/2023		1,586	1,591,249
Viewpoint, Inc., Term Loan (3 mo. USD LIBOR + 4.25%) (Acquired 07/18/2017; Cost $650,012)	6.55%	07/19/2024		653	656,208
Wall Street Systems Delaware, Inc., Term Loan (3 mo. USD LIBOR + 3.00%)	5.30%	11/21/2024		885	886,253
Western Digital Corp., Term Loan B-4 (1 mo. USD LIBOR + 1.75%)	3.71%	04/29/2023		3,292	3,303,736
Xperi Corp., Term Loan B-1 (1 mo. USD LIBOR + 2.50%)	4.48%	12/01/2023		1,819	1,821,630
					148,029,563

Financial Intermediaries–1.45%

GEO Group, Inc., Term Loan (1 mo. USD LIBOR + 2.00%)	3.97%	03/22/2024		1,286	1,287,971
iPayment Inc., First Lien Term Loan (1 mo. USD LIBOR + 5.00%)	6.94%	04/11/2023		1,331	1,335,606
LPL Holdings, Inc., Incremental Term Loan B (3 mo. USD LIBOR + 2.25%)	4.56%	09/23/2024		1,999	2,003,812
MoneyGram International, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	5.55%	03/27/2020		3,773	3,714,616
RJO Holdings Corp., Term Loan (1 mo. USD LIBOR + 12.00%) (Acquired 04/12/2017; Cost $540,832)(d)	13.98%	05/05/2022		545	548,131
Term Loan (1 mo. USD LIBOR + 8.02%) (Acquired 04/12/2017; Cost $1,521,302)(d)	10.00%	05/05/2022		1,534	1,541,619
SGG Holdings S.A. (Luxembourg), Term Loan B(f)	—	03/09/2025	EUR	552	647,264
Stiphout Finance LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	4.98%	10/26/2022		1,628	1,636,633
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	9.23%	10/26/2023		22	22,705
					12,738,357

Food & Drug Retailers–0.66%

Adria Group Holding B.V. (Netherlands) (h)	0.00%	06/04/2018	EUR	3,716	57,046
Albertsons Cos., Inc., Term Loan(f)	—	05/03/2023		1,835	1,839,714
Term Loan B-4 (1 mo. USD LIBOR + 2.75%)	4.73%	08/25/2021		1,473	1,459,816
Term Loan B-5 (3 mo. USD LIBOR + 3.00%)	5.29%	12/21/2022		808	801,312
Supervalu Inc., Delayed Draw Term Loan B (1 mo. USD LIBOR + 3.50%)	5.48%	06/08/2024		620	621,221
Term Loan (1 mo. USD LIBOR + 3.50%)	5.48%	06/08/2024		1,033	1,035,369
					5,814,478

Food Products–3.22%

Chefs’ Warehouse Parent, LLC, Term Loan (1 mo. USD LIBOR + 4.00%)	5.98%	06/22/2022		1,031	1,040,688
CHG PPC Parent LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	4.73%	03/30/2025		904	905,832
CSM Bakery Supplies LLC, First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	6.31%	07/03/2020		1,182	1,155,143
Dole Food Co., Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	4.71%	04/06/2024		4,501	4,511,992
H-Food Holdings, LLC, Term Loan(f)	—	05/17/2025		3,328	3,318,169

See accompanying notes which are an integral part of this schedule.

Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value

Food Products–(continued)

Hostess Brands, LLC, Term Loan B (1 mo. USD LIBOR + 2.25%)	4.23%	08/03/2022	$10	$9,563
Jacobs Douwe Egberts International B.V., Term Loan B-5 (3 mo. USD LIBOR + 2.25%)	4.63%	07/04/2022	486	489,473
JBS USA Lux S.A., Term Loan (1 mo. USD LIBOR + 2.50%)	4.48%	10/30/2022	1,395	1,393,412
Term Loan (3 mo. USD LIBOR + 2.50%)	4.68%	10/30/2022	7,732	7,725,078
K-Mac Holdings Corp., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.18%	03/16/2025	501	504,256
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	8.68%	03/16/2026	262	265,280
Mastronardi Produce-USA, Inc., Term Loan B (1 mo. USD LIBOR + 3.25%)	5.16%	05/01/2025	690	695,030
Nomad Foods US LLC (United Kingdom), Term Loan B-4 (1 mo. USD LIBOR + 2.25%)	4.17%	05/15/2024	1,224	1,228,343
Pinnacle Foods Finance LLC, Term Loan B(f)	—	02/02/2024	93	93,651
Post Holdings, Inc., Incremental Term Loan A (1 mo. USD LIBOR + 2.00%)	3.97%	05/24/2024	2,685	2,691,005
Shearer’s Foods, LLC, First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	6.55%	06/30/2021	2,223	2,208,731
Second Lien Term Loan (3 mo. USD LIBOR + 6.75%) (Acquired 06/19/2014; Cost $212,838)	9.05%	06/30/2022	214	202,428
				28,438,074

Food Service–3.09%

Aramark Services, Inc., Term Loan B-1 (1 mo. USD LIBOR + 2.00%)	3.98%	03/11/2025	9	8,533
Carlisle FoodService Products, Inc., Delayed Draw Term Loan(e)	0.00%	03/20/2025	44	43,810
Term Loan (1 mo. USD LIBOR + 3.00%)	4.95%	03/20/2025	194	194,223
IRB Holding Corp., Term Loan B (1 mo. USD LIBOR + 3.25%)	5.17%	02/05/2025	923	928,345
Term Loan B (2 mo. USD LIBOR + 3.25%)	5.25%	02/05/2025	1,154	1,160,431
New Red Finance, Inc., Term Loan B-3 (1 mo. USD LIBOR + 2.25%)	4.23%	02/16/2024	5,860	5,863,506
NPC International, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.48%	04/19/2024	1,430	1,446,664
Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)	9.48%	04/18/2025	433	442,935
Restaurant Holding Co., LLC, First Lien Term Loan (Prime Rate + 6.75%)(d)	11.50%	02/28/2019	919	914,660
Steak ‘n Shake Inc., Term Loan (1 mo. USD LIBOR + 3.75%) (Acquired 03/17/2014-05/30/2014; Cost $618,974) (d)	5.74%	03/19/2021	621	539,922
Tacala Investment Corp., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.16%	02/01/2025	720	725,754
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	8.91%	02/01/2026	422	428,164
TKC Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	6.23%	02/01/2023	2,063	2,078,750
TMK Hawk Parent, Corp., Term Loan (1 mo. USD LIBOR + 3.50%)	5.49%	09/26/2024	1,410	1,411,665
US Foods, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.48%	06/27/2023	9,306	9,357,554
Weight Watchers International, Inc., Term Loan (1 mo. USD LIBOR + 4.75%)	6.66%	11/29/2024	297	301,324
Term Loan (3 mo. USD LIBOR + 4.75%)	7.06%	11/29/2024	1,372	1,391,153
				27,237,393

Forest Products–0.14%

American Greetings Corp., Term Loan (2 mo. USD LIBOR + 4.50%) (Acquired 04/06/2018; Cost $1,202,034)	6.48%	04/06/2024	1,226	1,239,951

Health Care–5.36%

Acadia Healthcare Co., Inc., Term Loan B-3 (1 mo. USD LIBOR + 2.50%)	4.48%	02/11/2022	1,160	1,171,173
Term Loan B-4 (1 mo. USD LIBOR + 2.50%)	4.48%	02/16/2023	2,470	2,492,973
Air Medical Group Holdings, Inc., Term Loan (1 mo. USD LIBOR + 4.25%)	6.18%	03/14/2025	1,708	1,715,324
Argon Medical Devices Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.75%) (Acquired 11/02/2017; Cost $419,567)(d)	6.05%	01/23/2025	422	425,021
Second Lien Term Loan (3 mo. USD LIBOR + 8.00%) (Acquired 11/02/2017; Cost $99,835)	10.30%	01/23/2026	100	101,578
Community Health Systems, Inc., Incremental Term Loan G (3 mo. USD LIBOR + 3.00%)	5.31%	12/31/2019	1,121	1,117,097
Convatec Inc., Term Loan B (3 mo. USD LIBOR + 2.25%)	4.55%	10/31/2023	324	325,574
Diplomat Pharmacy, Inc., Term Loan B (1 mo. USD LIBOR + 4.50%)	6.49%	12/20/2024	902	913,763
DJO Finance LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	5.23%	06/07/2020	2,303	2,312,574
Term Loan (3 mo. USD LIBOR + 3.25%)	5.56%	06/07/2020	2,333	2,342,811
Envision Healthcare Corp., Term Loan (1 mo. USD LIBOR + 3.00%)	4.99%	12/01/2023	1,613	1,618,939
Explorer Holdings, Inc., Term Loan (2 mo. USD LIBOR + 3.75%)	5.81%	05/02/2023	2,385	2,406,703
Global Healthcare Exchange, LLC, Term Loan (3 mo. USD LIBOR + 3.00%)	5.30%	06/30/2024	1,094	1,097,687

See accompanying notes which are an integral part of this schedule.

Invesco Senior Income Trust

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Health Care–(continued)

Greatbatch Ltd., Term Loan B (1 mo. USD LIBOR + 3.25%)	5.18%	10/27/2022		$1,621	$1,631,700
HC Group Holdings III, Inc., First Lien Term Loan (1 mo. USD LIBOR + 5.00%)	6.98%	04/07/2022		1,852	1,870,408
Heartland Dental, LLC, Delayed Draw Term Loan(e)	0.00%	04/30/2025		406	405,650
Term Loan (1 mo. USD LIBOR + 3.75%)	5.73%	04/30/2025		2,696	2,704,330
IQVIA Inc., Term Loan B-2 (3 mo. USD LIBOR + 2.00%)	4.30%	01/17/2025		350	350,839
IWH UK Midco Ltd. (United Kingdom), Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	01/25/2025	EUR	542	635,285
Kinetic Concepts, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	5.55%	02/03/2024		3,663	3,691,135
MPH Acquisition Holdings LLC, Term Loan (3 mo. USD LIBOR + 2.75%)	5.05%	06/07/2023		5,697	5,713,985
Nidda Healthcare Holding AG (Germany), Term Loan B-1(e)	0.00%	08/21/2024	GBP	229	305,709
Ortho-Clinical Diagnostics, Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	5.73%	06/30/2021		2,517	2,523,096
PAREXEL International Corp., Term Loan (1 mo. USD LIBOR + 2.75%)	4.73%	09/27/2024		3,340	3,339,990
Surgery Center Holdings, Inc., Term Loan (2 mo. USD LIBOR + 3.25%)	5.35%	08/31/2024		955	955,492
Syneos Health, Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	3.98%	08/01/2024		209	209,709
Team Health Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	4.73%	02/06/2024		2,585	2,502,738
Unilabs Diagnostics AB (Sweden), Revolver Loan(d)(e)	0.00%	03/12/2021	EUR	943	1,084,223
WP CityMD Bidco LLC, Term Loan (3 mo. USD LIBOR + 3.50%)	5.58%	06/07/2024		1,316	1,319,242
					47,284,748

Home Furnishings–1.12%

Comfort Holding, LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.75%)	6.67%	02/05/2024		1,406	1,374,182
Global Appliance Inc., Term Loan B (1 mo. USD LIBOR + 4.00%)	5.99%	09/29/2024		1,685	1,716,655
Hayward Industries, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.48%	08/05/2024		750	755,286
Hilding Anders AB (Sweden), Term Loan B (3 mo. EURIBOR + 4.50%)	4.50%	11/30/2024	EUR	509	592,820
Lifetime Brands, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	5.44%	02/28/2025		542	541,430
PGT Innovations Inc., Term Loan (1 mo. USD LIBOR + 3.50%) (d)	5.48%	02/16/2022		225	227,836
Serta Simmons Bedding, LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.42%	11/08/2023		682	604,034
First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	5.81%	11/08/2023		2,444	2,164,528
TGP Holdings III, LLC, First Lien Delayed Draw Term Loan(f)	—	09/25/2024		186	187,319
First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	6.23%	09/25/2024		1,274	1,286,523
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%) (Acquired 09/21/2017-03/21/2018; Cost $415,105)	10.80%	09/25/2025		417	423,475
					9,874,088

Industrial Equipment–3.22%

Accudyne Industries LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	5.23%	08/18/2024		1,861	1,869,198
Airxcel, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.50%)	6.47%	04/28/2025		697	698,654
CIRCOR International, Inc., Term Loan (1 mo. USD LIBOR + 3.50%)	5.42%	12/11/2024		2,145	2,152,550
Clark Equipment Co., Term Loan B (3 mo. USD LIBOR + 2.00%)	4.30%	05/18/2024		3,722	3,724,172
Columbus McKinnon Corp., Term Loan B-2 (3 mo. USD LIBOR + 2.50%)(d)	4.80%	01/31/2024		672	674,559
DXP Enterprises, Inc., Term Loan (1 mo. USD LIBOR + 5.50%)	7.48%	08/29/2023		672	675,318
Engineered Machinery Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	5.55%	07/19/2024		834	836,143
Second Lien Delayed Draw Term Loan(e)	0.00%	07/18/2025		19	18,944
Second Lien Delayed Draw Term Loan (f)	—	07/18/2025		99	99,458
Second Lien Term Loan (2 mo. USD LIBOR + 7.25%)	9.55%	07/18/2025		1,057	1,064,752
Filtration Group Corp., Term Loan (3 mo. USD LIBOR + 3.00%)	5.30%	03/29/2025		3,319	3,341,482
Gardner Denver, Inc., Term Loan B-1 (3 mo. USD LIBOR + 2.75%)	5.05%	07/30/2024		2,180	2,192,157
Generac Power Systems, Inc., Term Loan (3 mo. USD LIBOR + 2.00%)	4.31%	05/31/2023		434	434,274
LSFX Flavum Bidco (Spain), Term Loan B (3 mo. EURIBOR + 4.50%)	4.50%	10/03/2024	EUR	677	778,356
Milacron LLC, Term Loan B (1 mo. USD LIBOR + 2.50%)	4.48%	09/28/2023		2,536	2,542,840
MX Holdings US, Inc., Term Loan B-1-B (1 mo. USD LIBOR + 2.50%)	4.48%	08/14/2023		1,069	1,074,559
New VAC US LLC, Term Loan B (3 mo. USD LIBOR + 4.00%) (Acquired 02/26/2018; Cost $586,546)	6.30%	03/08/2025		589	593,837
North American Lifting Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.50%)	6.80%	11/27/2020		1,590	1,523,426
Rexnord LLC/ RBS Global, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.21%	08/21/2024		829	833,830
Robertshaw US Holding Corp., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.50%	02/28/2025		1,215	1,219,483
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)	10.00%	02/28/2026		535	535,485

See accompanying notes which are an integral part of this schedule.

Invesco Senior Income Trust

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Industrial Equipment–(continued)

Tank Holding Corp., Term Loan (1 mo. USD LIBOR + 3.50%)	5.42%	03/16/2022		$111	$111,881
Term Loan (2 mo. USD LIBOR + 3.50%)	5.50%	03/16/2022		71	71,604
Term Loan (3 mo. USD LIBOR + 3.50%)	5.81%	03/16/2022		665	671,285
Terex Corp., Term Loan (1 mo. USD LIBOR + 2.00%)	3.98%	01/31/2024		641	643,675
Vantiv, LLC, Term Loan B-3 (1 mo. USD LIBOR + 2.00%)	3.92%	10/14/2023		26	25,654
					28,407,576

Insurance–2.34%

Alliant Holdings Intermediate, LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	4.93%	05/09/2025		4,080	4,082,795
AmWINS Group, LLC, First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	4.70%	01/25/2024		3,673	3,683,811
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	8.73%	01/25/2025		295	299,005
Hub International Ltd., Term Loan (2 mo. USD LIBOR + 3.00%)	5.36%	04/25/2025		4,588	4,585,723
Sedgwick Claims Management Services, Inc., First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	4.73%	03/01/2021		2,071	2,071,196
USI Inc., Term Loan (3 mo. USD LIBOR + 3.00%)	5.30%	05/16/2024		5,895	5,894,886
					20,617,416

Leisure Goods, Activities & Movies–4.97%

Alpha Topco Ltd. (United Kingdom), Term Loan B (1 mo. USD LIBOR + 2.50%)	4.48%	02/01/2024		10,113	10,064,895
AMC Entertainment Inc., Incremental Term Loan (1 mo. USD LIBOR + 2.25%)	4.17%	12/15/2023		1,184	1,187,593
Ancestry.com Operations Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.23%	10/19/2023		1,085	1,088,275
Bright Horizons Family Solutions, Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	3.73%	11/07/2023		326	327,852
Crown Finance US, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.48%	02/28/2025		7,456	7,436,928
CWGS Group, LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	4.67%	11/08/2023		4,537	4,531,055
Cyan Blue Holdco 3 Ltd. (Jersey), Term Loan B-2 (3 mo. USD LIBOR + 2.75%)	5.05%	08/23/2024		1,784	1,787,600
Dorna Sports, S.L. (Spain), Term Loan B2 (6 mo. USD LIBOR + 3.25%)	5.09%	04/12/2024		1,078	1,073,495
Equinox Holdings, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	8.98%	09/06/2024		165	169,646
Term Loan B-1 (1 mo. USD LIBOR + 3.00%)	4.98%	03/08/2024		2,063	2,072,522
Fitness International, LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	5.23%	04/18/2025		1,177	1,184,630
Term Loan B (3 mo. USD LIBOR + 3.25%)	5.68%	04/18/2025		588	592,315
Lakeland Tours, LLC, Delayed Draw Term Loan(e)	0.00%	12/16/2024		72	72,264
Term Loan (3 mo. USD LIBOR + 4.00%)	6.12%	12/16/2024		871	877,486
Life Time Fitness, Inc., Term Loan (3 mo. USD LIBOR + 2.75%)	5.06%	06/10/2022		236	236,777
Live Nation Entertainment, Inc., Term Loan B-3 (1 mo. USD LIBOR + 1.75%)	3.75%	10/31/2023		94	94,876
MTL Publishing LLC, Term Loan B-6 (1 mo. USD LIBOR + 2.25%)	4.19%	08/20/2023		1,338	1,341,203
Orbiter International S.a.r.l. (Luxembourg), Term Loan B-2(d)	4.25%	07/11/2024		476	484,153
Sabre GLBL Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	3.98%	02/22/2024		432	432,436
Shutterfly, Inc., Incremental Term Loan (1 mo. USD LIBOR + 2.75%)	4.73%	08/17/2024		1,493	1,506,104
Term Loan B (1 mo. USD LIBOR + 2.50%)	4.44%	08/19/2024		603	605,723
UFC Holdings, LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.24%	08/18/2023		6,273	6,307,338
Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)	9.48%	08/18/2024		367	371,683
					43,846,849

Lodging & Casinos–5.24%

B&B Hotels S.A.S. (France), Term Loan B (3 mo. EURIBOR + 3.25%)	3.25%	03/14/2023	EUR	1,038	1,215,083
Belmond Interfin Ltd. (Bermuda), Term Loan (1 mo. USD LIBOR + 2.75%)	4.73%	07/03/2024		1,797	1,807,061
Boyd Gaming Corp., Term Loan B (1 wk. USD LIBOR + 2.50%)	4.25%	09/15/2023		1,671	1,681,432
Caesars Entertainment Operating Co., LLC, Term Loan B (1 mo. USD LIBOR + 2.00%)	3.98%	10/07/2024		298	298,623
Caesars Resort Collection, LLC, Term Loan B (1 mo. USD LIBOR + 2.75%)	4.73%	12/23/2024		10,468	10,484,828
CityCenter Holdings, LLC, Term Loan B (1 mo. USD LIBOR + 2.25%)	4.23%	04/18/2024		1,488	1,490,225
Golden Nugget, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	4.71%	10/04/2023		4,195	4,226,943
Las Vegas Sands, LLC/Venetian Casino Resort, LLC, Term Loan (1 mo. USD LIBOR + 1.75%)	3.73%	03/27/2025		166	166,292
RHP Hotel Properties, L.P., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.17%	05/11/2024		266	267,789

See accompanying notes which are an integral part of this schedule.

Invesco Senior Income Trust

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Lodging & Casinos–(continued)
Scientific Games International, Inc., Multicurrency Revolver Loan (Acquired 04/29/2016; Cost $2,851,770)(d)(e)	0.00%	10/18/2018		$2,250	$2,227,610
Multicurrency Revolver Loan (1 mo. USD LIBOR + 3.00%) (Acquired 10/04/2017; Cost $895,657)(d)	4.98%	10/18/2018		1,586	1,569,823
Revolver Loan(d)(e)	0.00%	10/18/2018		2,282	2,258,884
Term Loan B-5 (1 mo. USD LIBOR + 2.75%)	4.73%	08/14/2024		9,289	9,330,174
Station Casinos LLC, Term Loan B (1 mo. USD LIBOR + 2.50%)	4.49%	06/08/2023		3,464	3,470,082
Twin River Management Group, Inc., Term Loan (3 mo. USD LIBOR + 3.50%)	5.80%	07/10/2020		2,211	2,227,341
VICI Properties 1 LLC, Term Loan B (1 mo. USD LIBOR + 2.00%)	3.96%	12/20/2024		3,156	3,160,063
Wyndham Destinations, Inc., Term Loan B(f)	—	05/30/2025		362	364,150
					46,246,403

Nonferrous Metals & Minerals–0.76%

American Rock Salt Co., LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	5.73%	03/21/2025		993	1,001,737
Covia Holdings Corp., Term Loan(f)	—	06/01/2025		3,356	3,363,744
Form Technologies LLC, First Lien Term Loan B-2 (3 mo. USD LIBOR + 3.25%)	5.55%	01/28/2022		1,246	1,250,665
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%) (Acquired 01/30/2015; Cost $14,645)(d)	10.80%	01/30/2023		15	14,892
U.S. Silica Co., Term Loan (1 mo. USD LIBOR + 4.00%)	5.81%	05/01/2025		1,010	1,019,551
					6,650,589

Oil & Gas–8.94%

Ascent Resources Marcellus, LLC, Term Loan (1 mo. USD LIBOR + 6.50%)	8.41%	03/30/2023		470	472,154
BCP Raptor, LLC, Term Loan (2 mo. USD LIBOR + 4.25%)	6.31%	06/24/2024		1,846	1,805,001
BCP Renaissance Parent LLC, Term Loan (3 mo. USD LIBOR + 4.00%)	6.36%	10/31/2024		3,519	3,522,118
Brazos Delaware II, LLC, Term Loan (3 mo. USD LIBOR + 4.00%)	5.95%	05/21/2025		1,746	1,746,217
Bronco Midstream Funding, LLC, Term Loan (3 mo. USD LIBOR + 3.50%)(d)	5.83%	08/17/2020		1,708	1,727,430
California Resources Corp. Term Loan (1 mo. USD LIBOR + 4.75%)	6.70%	12/31/2022		2,433	2,496,209
Term Loan (1 mo. USD LIBOR + 10.38%)	12.34%	12/31/2021		1,759	1,978,409
CD&R Firefly Bidco Ltd. (United Kingdom), Term Loan B-1(f)	—	05/11/2025	GBP	1,580	2,091,496
Citgo Petroleum Corp., Term Loan B (3 mo. USD LIBOR + 3.50%)	5.81%	07/29/2021		1,712	1,721,586
Crestwood Holdings LLC, Term Loan (1 mo. USD LIBOR + 7.50%)	9.42%	03/03/2023		2,722	2,691,882
Delek US Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.48%	03/30/2025		1,118	1,123,802
Fieldwood Energy LLC, First Lien Term Loan (1 mo. USD LIBOR + 5.25%)	7.23%	04/11/2022		4,277	4,311,114
Term Loan(d)(e)	0.00%	04/11/2021		13,347	13,213,134
Floatel International Ltd., Term Loan (3 mo. USD LIBOR + 5.00%)	7.30%	06/27/2020		3,831	3,266,056
Glass Mountain Pipeline Holdings, LLC, Term Loan (3 mo. USD LIBOR + 4.50%)	6.83%	12/23/2024		1,366	1,361,201
Gulf Finance, LLC, Term Loan B (3 mo. USD LIBOR + 5.25%)	7.56%	08/25/2023		4,150	3,593,335
HGIM Corp., Term Loan B (h)(i)	0.00%	06/18/2020		4,796	2,020,251
Lucid Energy Group II Borrower, LLC, Term Loan (1 mo. USD LIBOR + 3.00%)(d)	4.93%	02/17/2025		1,283	1,273,040
McDermott Technology (Americas), Inc., Term Loan B (f)	—	05/10/2025		3,357	3,391,177
Medallion Midland Acquisition, LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	5.23%	10/30/2024		1,050	1,034,689
Navitas Midstream Midland Basin, LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	6.43%	12/13/2024		1,581	1,551,084
Ocean Rig 1 Inc., Term Loan	8.00%	09/20/2024		576	604,972
Osum Production Corp. (Canada), Term Loan (3 mo. USD LIBOR + 5.50%)(d)	7.80%	07/31/2020		2,180	1,907,869
Pacific Drilling S.A. (Luxembourg), Term Loan(h)(i)	0.00%	06/03/2018		298	116,095
Paragon Offshore Finance Co. (Cayman Islands), Term Loan (Prime Rate + 1.75%) (Acquired 07/11/2014; Cost $10,353) (d)(h)(i)	0.00%	07/16/2021		10	0
Petroleum GEO-Services ASA, Term Loan (3 mo. USD LIBOR + 2.50%)	4.80%	03/19/2021		4,742	4,616,024
Seadrill Operating L.P., Term Loan (3 mo. USD LIBOR + 6.00%)	8.30%	02/21/2021		10,856	9,492,626
Southcross Energy Partners, L.P., Term Loan (3 mo. USD LIBOR + 4.25%)	6.55%	08/04/2021		920	909,398
Traverse Midstream Partners LLC, Term Loan (6 mo. USD LIBOR + 4.00%)	5.85%	09/27/2024		1,731	1,735,018
Weatherford International Ltd. (Bermuda), Term Loan (1 mo. USD LIBOR + 1.43%)	3.42%	07/13/2020		3,125	3,103,656
					78,877,043

Publishing–1.63%

Adtalem Global Education Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)	4.94%	04/13/2025		792	794,515
Ascend Learning, LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	4.98%	07/12/2024		2,880	2,889,517
Merrill Communications LLC, Term Loan (3 mo. USD LIBOR + 5.25%)	7.61%	06/01/2022		38	37,907
Nielsen Finance LLC, Term Loan B-4 (1 mo. USD LIBOR + 2.00%)	3.93%	10/04/2023		298	299,308
ProQuest LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	5.73%	10/24/2021		1,630	1,651,266

See accompanying notes which are an integral part of this schedule.

Invesco Senior Income Trust

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Publishing–(continued)
Southern Graphics, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.48%	12/31/2022		$1,616	$1,622,833
Tribune Media Co., Term Loan C (1 mo. USD LIBOR + 3.00%)	4.98%	01/27/2024		7,082	7,092,094
					14,387,440

Radio & Television–3.04%

E.W. Scripps Co., Term Loan B (1 mo. USD LIBOR + 2.00%)	3.98%	10/02/2024		577	578,753
Gray Television, Inc., Term Loan B-2 (1 mo. USD LIBOR + 2.25%)	4.17%	02/07/2024		337	338,696
iHeartCommunications, Inc., Term Loan D (h)(i)	0.00%	01/30/2019		3,434	2,710,273
Term Loan E (h)(i)	0.00%	07/30/2019		11,806	9,290,186
Mission Broadcasting, Inc., Term Loan B-2 (1 mo. USD LIBOR + 2.50%)	4.41%	01/17/2024		85	85,743
Nexstar Broadcasting, Inc., Term Loan B-2 (1 mo. USD LIBOR + 2.50%)	4.41%	01/17/2024		665	667,689
Raycom TV Broadcasting, LLC, Term Loan B-1 (1 mo. USD LIBOR + 2.25%)	4.23%	08/23/2024		1,667	1,672,333
Sinclair Television Group, Inc. Incremental Term Loan B-1(f)	—	12/12/2024		10,948	10,958,095
Term Loan B (1 mo. USD LIBOR + 2.25%)	4.24%	01/03/2024		521	522,258
					26,824,026

Retailers (except Food & Drug)–2.51%

Bass Pro Group, LLC, Term Loan (1 mo. USD LIBOR + 5.00%)	4.67%	09/25/2024		1,636	1,644,921
Fullbeauty Brands Holdings Corp., Term Loan (1 mo. USD LIBOR + 4.75%)	6.73%	10/14/2022		3,487	1,372,159
Lands’ End, Inc., Term Loan B (1 mo. USD LIBOR + 3.25%)	5.23%	04/02/2021		2,208	2,127,156
National Vision, Inc., First Lien Revolver Loan(d)(e)	0.00%	03/13/2019		1,533	1,410,344
First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	4.73%	11/20/2024		1,830	1,843,079
Payless Inc., Term Loan A-1 (2 mo. USD LIBOR + 8.00%)	10.03%	02/10/2022		772	752,561
Term Loan A-2 (2 mo. USD LIBOR + 9.00%)	11.03%	08/10/2022		1,449	1,279,798
Petco Animal Supplies, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	5.61%	01/26/2023		5,253	3,711,822
Savers Inc., Term Loan (3 mo. USD LIBOR + 3.75%)	6.11%	07/09/2019		4,346	4,208,570
Staples, Inc., Term Loan (3 mo. USD LIBOR + 4.00%)	6.36%	09/12/2024		2,083	2,044,134
Vivarte (France), PIK Term Loan 7.00% PIK Rate, 4.00% Cash Rate (Acquired 01/06/2016-10/30/2017; Cost $1,618,910) (g)	7.00%	10/29/2019	EUR	1,593	1,746,424
					22,140,968

Steel–0.22%

Atkore International, Inc., First Lien Incremental Term Loan (3 mo. USD LIBOR + 2.75%)	5.06%	12/22/2023		1,955	1,963,606

Surface Transport–1.59%

Agro Merchants North American Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.75%)	6.05%	12/06/2024		686	692,175
Commercial Barge Line Co., First Lien Term Loan (1 mo. USD LIBOR + 8.75%)	10.73%	11/12/2020		1,149	808,088
Kenan Advantage Group, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	4.98%	07/29/2022		708	711,735
Term Loan (1 mo. USD LIBOR + 3.00%)	4.98%	07/29/2022		2,881	2,895,169
Odyssey Logistics & Technology Corp., Term Loan (1 mo. USD LIBOR + 3.75%)	5.73%	10/12/2024		851	858,766
PODS LLC, Term Loan B-3 (1 mo. USD LIBOR + 3.00%)	4.93%	12/06/2024		3,507	3,519,102
U.S. Shipping Corp., Term Loan B-2 (1 mo. USD LIBOR + 4.25%)	6.23%	06/26/2021		1,673	1,581,166
XPO Logistics, Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	3.96%	02/24/2025		1,929	1,935,659
Zeus Bidco Ltd. (United Kingdom), Term Loan (3 mo. GBP LIBOR + 7.25%) (Acquired 03/24/2017; Cost $959,155) (d)	7.96%	03/29/2024	GBP	778	1,018,863
					14,020,723

Telecommunications–9.34%

CenturyLink, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	4.73%	01/31/2025		9,346	9,240,718
Colorado Buyer Inc., Term Loan (3 mo. USD LIBOR + 3.00%)	5.36%	05/01/2024		1,635	1,637,798
Communications Sales & Leasing, Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)	4.98%	10/24/2022		5,488	5,350,161
Consolidated Communications, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	4.99%	10/05/2023		6,161	6,140,511
Frontier Communications Corp., Term Loan (1 mo. USD LIBOR + 2.75%)	4.74%	03/31/2021		2,835	2,805,286
Term Loan A (1 mo. USD LIBOR + 4.38%)(d)	6.37%	10/12/2021		828	820,941
Term Loan B-1 (1 mo. USD LIBOR + 3.75%)	5.74%	06/15/2024		386	383,902
Hargray Communications Group, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	4.98%	05/16/2024		493	495,538

See accompanying notes which are an integral part of this schedule.

Invesco Senior Income Trust

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Telecommunications–(continued)

Intelsat Jackson Holdings S.A. (Luxembourg), Term Loan B-3 (1 mo. USD LIBOR + 3.75%)	5.72%	11/30/2023		$93	$93,690
Term Loan B-5	6.63%	01/02/2024		2,682	2,752,657
Level 3 Financing, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.21%	02/22/2024		9,744	9,765,194
MTN Infrastructure TopCo, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	4.98%	11/15/2024		2,223	2,236,198
Odyssey Investissement S.A.S. (France), Term Loan B (3 mo. EURIBOR + 3.75%)	3.75%	04/24/2025	EUR	1,068	1,247,980
Radiate Holdco, LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	4.98%	02/01/2024		3,158	3,115,963
SBA Senior Finance II LLC, Term Loan (1 mo. USD LIBOR + 2.00%)	3.99%	04/11/2025		5,216	5,216,789
Speedcast Communications, Inc., Term Loan (3 mo. USD LIBOR + 2.50%)	0.05%	05/15/2025		426	427,614
Sprint Communications Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.50%	02/02/2024		7,821	7,829,442
Syniverse Holdings, Inc., Term Loan C (1 mo. USD LIBOR + 5.00%)	6.93%	03/09/2023		4,030	4,045,544
Telesat LLC, Term Loan B-5 (3 mo. USD LIBOR + 2.50%)	4.41%	11/17/2023		7,713	7,751,446
U.S. Telepacific Corp., Term Loan (3 mo. USD LIBOR + 5.00%)	7.30%	05/02/2023		3,250	3,220,304
Windstream Services, LLC, Term Loan B-6 (1 mo. USD LIBOR + 4.00%)	5.94%	03/29/2021		6,090	5,870,958
Term Loan B-7 (1 mo. USD LIBOR + 3.25%)	5.19%	02/17/2024		1,201	1,071,608
Zayo Group, LLC, Incremental Term Loan B-1 (1 mo. USD LIBOR + 2.00%)	3.98%	01/19/2021		837	841,113
					82,361,355

Utilities–10.86%

AES Corp., (The), Term Loan (3 mo. USD LIBOR + 1.75%)	4.07%	05/24/2022		1,557	1,557,792
APLP Holdings L.P. (Canada), Term Loan (1 mo. USD LIBOR + 3.00%)	4.98%	04/13/2023		2,187	2,200,066
Aria Energy Operating LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	6.48%	05/27/2022		689	694,868
Calpine Construction Finance Co., L.P., Term Loan (1 mo. USD LIBOR + 2.50%)	4.48%	01/15/2025		3,618	3,620,364
Calpine Corp., Term Loan (3 mo. USD LIBOR + 2.50%)	4.81%	01/15/2023		7,157	7,170,517
Term Loan (3 mo. USD LIBOR + 2.50%)	4.81%	05/31/2023		3,631	3,637,502
Term Loan (3 mo. USD LIBOR + 2.50%)	4.81%	01/15/2024		2,564	2,568,419
Compass Power Generation, Term Loan (3 mo. USD LIBOR + 3.75%)	6.05%	12/20/2024		2,018	2,039,295
Dynegy Inc., Term Loan C-2 (1 mo. USD LIBOR + 2.50%)	4.46%	02/07/2024		5,722	5,731,291
Eastern Power, LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	5.73%	10/02/2023		5,525	5,536,945
ExGen Renewables IV, LLC, Term Loan (3 mo. USD LIBOR + 3.00%)	5.31%	11/28/2024		1,317	1,327,997
Granite Acquisition Inc., First Lien Term Loan B (3 mo. USD LIBOR + 3.50%)	5.81%	12/17/2021		4,100	4,127,793
First Lien Term Loan C (3 mo. USD LIBOR + 3.50%)	5.80%	12/17/2021		451	453,697
Granite Acquisition, Inc., Second Lien Term Loan B (3 mo. USD LIBOR + 7.25%)	9.55%	12/19/2022		508	512,104
Lightstone Holdco LLC, Term Loan B (1 mo. USD LIBOR + 3.75%)	5.73%	01/30/2024		4,334	4,359,364
Term Loan C (1 mo. USD LIBOR + 3.75%)	5.73%	01/30/2024		277	279,111
Nautilus Power, LLC, Term Loan (1 mo. USD LIBOR + 4.25%)	6.23%	05/16/2024		2,723	2,749,517
NRG Energy Inc., Revolver Loan A(d)(e)	0.00%	07/01/2018		21,330	21,173,708
Term Loan (3 mo. USD LIBOR + 1.75%)	4.05%	06/30/2023		2,912	2,914,681
Pike Corp., Term Loan (1 mo. USD LIBOR + 3.50%)	5.49%	03/23/2025		1,519	1,537,763
PowerTeam Services, LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	5.55%	03/06/2025		1,246	1,240,905
Southeast PowerGen LLC, Term Loan B (1 mo. USD LIBOR + 3.50%)	5.49%	12/02/2021		595	562,239
TerraForm Power Operating, LLC, Term Loan (1 mo. USD LIBOR + 2.00%)	3.98%	11/08/2022		375	375,407
USIC Holding, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	5.28%	12/08/2023		2,667	2,682,483
Term Loan(f)	—	12/08/2023		444	446,907
Vistra Operations Co. LLC, Term Loan C (1 mo. USD LIBOR + 2.50%)	4.48%	08/04/2023		1,304	1,304,415
Term Loan (1 mo. USD LIBOR + 2.50%)	4.48%	08/04/2023		7,728	7,731,899
Term Loan B-3(f)	—	12/31/2025		7,318	7,310,255
					95,847,304
Total Variable Rate Senior Loan Interests					1,203,646,185

See accompanying notes which are an integral part of this schedule.

Invesco Senior Income Trust

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Bonds & Notes–6.80%

Air Transport–0.32%

Mesa Airlines, Inc., Class B(j)	5.75%	07/15/2025		$2,864	$2,840,723

Automotive–0.32%

Federal-Mogul Holdings Corp.(j)	5.00%	07/15/2024	EUR	269	328,131
Federal-Mogul Holdings Corp. (3 mo. EURIBOR + 4.88%)(j)(k)	4.55%	04/15/2024	EUR	1,000	1,183,617
Schaeffler AG (Germany)(j)	4.13%	09/15/2021		331	328,518
Schaeffler AG (Germany)(j)	4.75%	09/15/2026		1,015	956,637
					2,796,903

Building & Development–0.06%

Haya Finance 2017 S.A. (Spain) (3 mo. EURIBOR + 5.13%)(j)(k)	5.13%	11/15/2022	EUR	100	107,558
LSF10 Wolverine Investment SCA (Luxembourg) (3 mo. EURIBOR + 4.63%) (j)(k)	4.63%	03/15/2024	EUR	209	246,140
LSF10 Wolverine Investment SCA (Luxembourg) (j)	5.00%	03/15/2024	EUR	155	182,416
					536,114

Business Equipment & Services–0.73%

Dream Secured Bondco AB (Sweden)(j)	5.75%	12/01/2023	EUR	1,188	1,371,331
Nexi S.p.A. (United Kingdom) (3 mo. EURIBOR + 3.63%) (j)(k)	3.63%	05/01/2023	EUR	2,076	2,383,143
Nexi S.p.A. (United Kingdom) (j)	4.13%	11/01/2023	EUR	779	888,265
Nexi S.p.A. (United Kingdom) (6 mo. EURIBOR + 8.00%)(j)(k)	8.00%	05/30/2021	EUR	1,500	1,762,659
					6,405,398

Cable & Satellite Television–1.75%

Altice Financing S.A. (Luxembourg)(j)	4.75%	01/15/2028	EUR	754	762,488
Altice Financing S.A. (Luxembourg)(j)	6.63%	02/15/2023		490	484,267
Altice Financing S.A. (Luxembourg)(j)	7.50%	05/15/2026		4,930	4,726,637
Altice US Finance I Corp.(j)	5.50%	05/15/2026		6,796	6,543,189
Numericable-SFR S.A. (France)(j)	6.00%	05/15/2022		311	310,223
Numericable-SFR S.A. (France)(j)	7.38%	05/01/2026		1,213	1,187,224
Telenet Financing USD LLC(j)	3.50%	03/01/2028	EUR	400	457,531
UPC Financing Partnership(j)	3.63%	06/15/2029	EUR	310	358,018
Virgin Media Bristol LLC (United Kingdom)(j)	5.50%	08/15/2026		656	624,020
					15,453,597

Chemicals & Plastics–0.23%

Alpha US Bidco, Inc. (j)	8.75%	06/01/2023		754	746,542
Avantor Inc.(j)	6.00%	10/01/2024		1,263	1,259,843
					2,006,385

Containers & Glass Products–0.37%

Ardagh Glass Finance PLC(j)	4.63%	05/15/2023		1,021	1,018,141
Ardagh Glass Finance PLC(j)	4.25%	09/15/2022		657	652,073
Reynolds Group Holdings Inc. (3 mo. USD LIBOR + 3.50%)(j)(k)	5.85%	07/15/2021		1,157	1,173,429
Reynolds Group Holdings Inc.	5.75%	10/15/2020		437	439,799
					3,283,442

Electronics & Electrical–0.29%

Blackboard Inc.(j)	9.75%	10/15/2021		2,582	1,639,570
Dell International LLC(j)	5.45%	06/15/2023		858	903,373
					2,542,943

Financial Intermediaries–0.45%

AnaCap Financial Europe S.A. (United Kingdom) (3 mo. GBP LIBOR + 4.50%)(j)(k)	5.00%	07/30/2024	EUR	200	221,558
Evergood 4 APS (Denmark)(j)	2.88%	04/06/2024	EUR	1,073	1,299,211
Garfunkelux Holdco 3 S.A. (Luxembourg)(j)	11.00%	11/01/2023	GBP	876	1,196,273
Garfunkelux Holdco 3 S.A. (Luxembourg) (3 mo. EURIBOR + 3.50%)(j)(k)	3.50%	09/01/2023	EUR	619	665,114
Nemean Bondco PLC (United Kingdom) (3 mo. GBP LIBOR + 6.50%)(j)(k)	7.21%	02/01/2023	GBP	491	616,485
					3,998,641

See accompanying notes which are an integral part of this schedule.

Invesco Senior Income Trust

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Health Care–0.78%

Care UK Health & Social Care PLC (United Kingdom) (3 mo. GBP LIBOR + 5.00%)(j)(k)	5.79%	07/15/2019	GBP	1,906	$2,530,588
DJO Finance LLC	10.75%	04/15/2020		$2,114	2,066,435
DJO Finance LLC(j)	8.13%	06/15/2021		1,049	1,060,801
IDH Finance PLC (United Kingdom) (3 mo. GBP LIBOR + 6.00%)(j)(k)	6.64%	08/15/2022	GBP	1,000	1,224,159
					6,881,983

Home Furnishings–0.26%

Shop Direct Funding PLC (United Kingdom)(j)	7.75%	11/15/2022	GBP	2,156	2,278,387

Lodging & Casinos–0.25%

ESH Hospitality, Inc.(j)	5.25%	05/01/2025		740	712,694
Scientific Games International, Inc.(j)	3.38%	02/15/2026	EUR	288	327,387
Travelodge Hotels Ltd. (United Kingdom) (3 mo. GBP LIBOR + 4.88%)(j)(k)	5.52%	05/15/2023	GBP	800	1,058,408
VICI Properties 1 LLC	8.00%	10/15/2023		73	81,396
					2,179,885

Nonferrous Metals & Minerals–0.25%

TiZir Ltd. (United Kingdom)(j)	9.50%	07/19/2022		1,989	2,174,631

Oil & Gas–0.12%

Pacific Drilling S.A. (Luxembourg)(i)(j)	5.38%	06/01/2020		2,587	1,034,800

Radio & Television–0.33%

Clear Channel International B.V.(j)	8.75%	12/15/2020		2,789	2,907,533

Retailers (except Food & Drug)–0.04%

Claire’s Stores Inc.(i)(j) 6.13%		03/15/2020		682	392,150

Telecommunications–0.22%

Communications Sales & Leasing, Inc.(j)	6.00%	04/15/2023		742	726,696
Goodman Networks Inc.	8.00%	05/11/2022		1,674	1,179,883
Windstream Services, LLC	6.38%	08/01/2023		22	12,815
					1,919,394

Utilities–0.03%

Calpine Corp.(j)	5.25%	06/01/2026		328	311,190
Total Bonds & Notes					59,944,099

Structured Products–0.65%

Atrium X LLC, Series 2013-10A, Class E (3 mo. USD LIBOR + 4.50%)(j)(k)	6.85%	07/16/2025		269	269,634
Clontarf Park CLO (Ireland), Series 2017-1A, Class D (3 mo. EURIBOR + 5.10%)(j)(k)	5.10%	08/05/2030	EUR	174	201,045
Madison Park Funding XIV, Ltd., Series 2014-14A, Class F (3 mo. USD LIBOR + 5.40%)(j)(k)	7.76%	07/20/2026		950	936,671
NewStar Berkeley Fund CLO LLC, Series 2016-1A, Class D (3 mo. USD LIBOR + 5.10%)(j)(k)	7.46%	10/25/2028		1,489	1,502,079
OCP Euro CLO (Ireland), Series 2017-2, Class E (3 mo. EURIBOR + 5.00%)(j)(k)	5.00%	01/15/2032	EUR	201	237,877
Symphony CLO VIII, Ltd., Series 2012-8A, Class ER (3 mo. USD LIBOR + 6.00%)(j)(k)	8.33%	01/09/2023		2,588	2,601,292
Total Structured Products					5,748,598

				Shares

Common Stocks & Other Equity Interests–5.72%(l)

Aerospace & Defense–0.35%

IAP Worldwide Services (Acquired 07/18/2014-08/18/2014; Cost $209,294) (d)(j)(m)				192	3,098,201

Automotive–0.02%

Transtar Holding Co., Class A (Acquired 04/11/2017; Cost $158,098) (d)(j)(m)				2,509,496	156,844

Building & Development–0.44%

BMC Stock Holdings, Inc. (m)				159,996	3,255,919
Five Point Holdings LLC, Class A (m)				54,770	611,233
Lake at Las Vegas Joint Venture, LLC, Class A (Acquired 07/15/2010; Cost $7,937,680) (d)(j)(m)				780	0
Lake at Las Vegas Joint Venture, LLC, Class B (Acquired 07/15/2010; Cost $93,970) (d)(j)(m)				9	0
					3,867,152

See accompanying notes which are an integral part of this schedule.

Invesco Senior Income Trust

	Shares	Value

Chemicals & Plastics–0.00%

Lyondell Chemical Co., Class A	383	$42,942

Conglomerates–0.04%

Euramax International, Inc. (Acquired 07/09/2009; Cost $4,543,100) (d)(j)(m)	4,207	357,603

Drugs–0.00%

BPA Laboratories, Class A, Wts. expiring 04/29/2024 (Acquired 04/29/2014; Cost $0) (d)(j)(m)	5,562	0
BPA Laboratories, Class B, Wts. expiring 04/29/2024 (Acquired 04/29/2014; Cost $0) (d)(j)(m)	8,918	0
		0

Financial Intermediaries–0.00%

RJO Holdings Corp. (Acquired 12/10/2010; Cost $0) (d)(j)(m)	1,482	1,482
RJO Holdings Corp., Class A (Acquired 12/10/2010; Cost $0) (d)(j)(m)	1,142	1,256
RJO Holdings Corp., Class B (Acquired 12/10/2010; Cost $0) (d)(j)(m)	1,667	17
		2,755

Forest Products–0.13%

Verso Corp., Class A (m)	57,236	1,157,884

Health Care–0.00%

New Millennium Holdco (j)(m)	134,992	5,400

Lodging & Casinos–1.84%

Caesars Entertainment Operating Co., LLC (m)	29,845	362,617
Twin River Management Group, Inc. (j)(m)	134,134	15,861,345
		16,223,962

Oil & Gas–1.13%

Ameriforge Group Inc. (j)(m)	441	26,240
Ascent Resources Marcellus, LLC First Lien Wts.(d)(j)(m)	87,471	5,686
Ascent Resources Marcellus, LLC (j)(m)	337,847	1,117,767
CJ Holding Co. (m)	26,015	700,324
Fieldwood Energy LLC (j)(m)	32,773	1,491,172
Ocean Rig 1 Inc. (m)	129,347	3,430,282
Paragon Offshore Finance Co. (Cayman Islands), Class A (i)(j)(m)	2,308	2,587
Paragon Offshore Finance Co. (Cayman Islands), Class B (i)(j)(m)	1,154	35,846
Samson Investment Co. (j)	132,022	3,135,522
		9,945,426

Publishing–0.63%

Affiliated Media, Inc., Class B (Acquired 08/29/2006; Cost $3,069,828) (d)(j)(m)	46,746	$747,930
Cygnus Business Media, Inc. (Acquired 07/19/2004; Cost $1,251,821) (d)(j)(m)(n)	5,882	0
F&W Publications, Inc. (Acquired 06/09/2010; Cost $18,581) (d)(j)(m)	15,519	9,311
MC Communications, LLC (Acquired 07/02/2009; Cost $0) (d)(j)(m)	333,084	0
Merrill Communications LLC, Class A (Acquired 03/08/2013; Cost $918,351) (d)(j)(m)	399,283	4,791,396
Tronc, Inc. (m)	4,118	66,053
		5,614,690

Retailers (except Food & Drug)–0.04%

Payless Inc. (j)(m)	73,380	330,210

Telecommunications–0.01%

CTM Media Holdings Inc. (m)	1,270	57,010
Goodman Networks Inc. (d)(m)	105,288	0
		57,010

Utilities–1.09%

Vistra Operations Co. LLC (m)	377,472	9,259,388
Vistra Operations Co. LLC (d)(j)(m)	618,084	169,973
Vistra Operations Co. LLC, Rts. expiring 12/31/2046 (j)	377,472	207,610
		9,636,971
Total Common Stocks & Other Equity Interests		50,497,050

See accompanying notes which are an integral part of this schedule.

Invesco Senior Income Trust

	Shares	Value

Preferred Stocks–0.01%(l)

Financial Intermediaries–0.00%

RJO Holdings Corp., Series A-2 (Acquired 12/10/2010; Cost $0) (d)(j)(m)	324	$ 3,244

Retailers (except Food & Drug)–0.00%

Vivarte (France), (Acquired 01/06/2016; Cost $0) (d)(j)(m)	7,780	0
Vivarte (France), Class A Preference Shares (Acquired 02/16/2017; Cost $0) (d)(j)(m)	259	0
Vivarte (France), Class B Preference Shares (Acquired 02/15/2017; Cost $0) (d)(j)(m)	259	0
		0

Telecommunications–0.00%

Goodman Networks Inc., Series A-1 (Acquired 05/31/2017; Cost $1,253) (d)(j)(m)	125,268	0

Utilities–0.01%

Genie Energy Ltd.	7,632	56,019
Total Preferred Stocks		59,263
TOTAL INVESTMENTS IN SECURITIES(o)–149.60% (Cost $1,340,594,498)		1,319,895,195
BORROWINGS–(33.15)%		(292,500,000)
VARIABLE RATE TERM PREFERRED SHARES–(8.50)%		(75,000,000)
OTHER ASSETS LESS LIABILITIES–(7.95)%		(70,110,638)
NET ASSETS APPLICABLE TO COMMON SHARES–100.00%		$ 882,284,557

Investment Abbreviations:
CLO	—	Collateralized Loan Obligation	GBP	—	British Pound Sterling	Rts.	—	Rights
EUR	—	Euro	LIBOR	—	London Interbank Offered Rate	USD	—	U.S. Dollar
EURIBOR	—	Euro Interbank Offered Rate	PIK	—	Pay-in-Kind	Wts.	—	Warrants

Notes to Schedule of Investments:

(a)	Principal amounts are denominated in U.S. Dollar unless otherwise noted.

(b)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”), and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Trust’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(c)	Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(d)	Security valued using significant unobservable inputs (Level 3). See Note 2.

(e)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 5.

(f)	This variable rate interest will settle after May 31, 2018, at which time the interest rate will be determined.

(g)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.

(h)	Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at May 31, 2018 was $14,193,851, which represented 1.61% of the Trust’s Net Assets.

(i)	The borrower has filed for protection in federal bankruptcy court.

(j)	Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2018 was $93,469,011, which represented 10.59% of the Trust’s Net Assets.

(k)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on May 31, 2018.

(l)	Securities acquired through the restructuring of senior loans.

(m)	Non-income producing security.

(n)	Affiliated company during the period. The Investment Company Act of 1940 defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Trust has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The value of this security as of May 31, 2018 represented less than 1% of the Trust’s Net Assets. See Note 4.

(o)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Trust’s use of leverage.

See accompanying notes which are an integral part of this schedule.

Invesco Senior Income Trust

Open Forward Foreign Currency Contracts
Settlement Date		Contract to				Unrealized Appreciation
	Counterparty		Deliver		Receive	(Depreciation)
6/15/2018	Barclays Bank PLC	EUR	8,132,586	USD	10,058,097	$543,230
6/15/2018	Citibank, N.A.	GBP	2,948,658	USD	4,206,556	284,795
6/15/2018	Citibank, N.A.	USD	510,969	CHF	509,964	6,915
6/15/2018	Goldman Sachs International	EUR	8,132,586	USD	10,060,415	545,548
6/15/2018	Goldman Sachs International	GBP	2,948,658	USD	4,204,595	282,835
6/15/2018	JPMorgan Chase Bank, N.A.	EUR	9,132,586	USD	11,297,972	613,137
6/15/2018	JPMorgan Chase Bank, N.A.	GBP	2,948,658	USD	4,205,317	283,557
6/15/2018	Royal Bank of Canada	CHF	509,964	USD	532,496	14,612
6/15/2018	Royal Bank of Canada	EUR	8,132,586	USD	10,070,093	555,226
7/13/2018	Canadian Imperial Bank of Commerce	EUR	8,398,683	USD	10,084,508	236,135
7/13/2018	Canadian Imperial Bank of Commerce	GBP	2,967,023	USD	4,031,696	79,679
7/13/2018	Goldman Sachs International	EUR	8,398,682	USD	10,073,867	225,493
7/13/2018	Goldman Sachs International	GBP	4,060,276	USD	5,499,654	91,447
7/13/2018	Goldman Sachs International	USD	575,225	EUR	491,847	1,519
7/13/2018	JPMorgan Chase Bank, N.A.	EUR	9,403,018	USD	11,277,088	251,022
7/13/2018	Royal Bank of Canada	EUR	8,398,692	USD	10,073,727	225,343
7/13/2018	Royal Bank of Canada	GBP	2,963,552	USD	4,023,997	76,605
Subtotal — Appreciation						4,317,098
6/15/2018	Canadian Imperial Bank of Commerce	USD	10,041,085	EUR	8,381,540	(234,949)
6/15/2018	Canadian Imperial Bank of Commerce	USD	3,989,206	GBP	2,940,266	(78,607)
6/15/2018	Goldman Sachs International	USD	10,030,248	EUR	8,381,540	(224,112)
6/15/2018	Goldman Sachs International	USD	4,005,030	GBP	2,952,854	(77,689)
6/15/2018	JPMorgan Chase Bank, N.A.	USD	10,025,747	EUR	8,381,540	(219,611)
6/15/2018	Royal Bank of Canada	USD	10,035,303	EUR	8,385,722	(224,274)
6/15/2018	Royal Bank of Canada	USD	4,003,303	GBP	2,952,854	(75,961)
7/13/2018	Barclays Bank PLC	GBP	134,046	USD	177,782	(765)
7/13/2018	Barclays Bank PLC	USD	558,670	GBP	417,025	(3,202)
7/13/2018	Citibank, N.A.	CHF	512,704	USD	515,023	(6,990)
Subtotal — Depreciation						(1,146,160)
Total Forward Foreign Currency Contracts — Currency Risk						$3,170,938

Currency Abbreviations:

CHF	—	Swiss Franc
EUR	—	Euro
GBP	—	British Pound Sterling
USD	—	U.S. Dollar

See accompanying notes which are an integral part of this schedule.

Invesco Senior Income Trust

Notes to Quarterly Schedule of Portfolio Holdings

May 31, 2018

(Unaudited)

NOTE 1 -- Significant Accounting Policies

A.

Security Valuations – Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible securities) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a trust may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Trust may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Invesco Senior Income Trust

A.	Security Valuations – (continued)

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Trust may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Trust investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Trust may periodically participate in litigation related to Trust investments. As such, the Trust may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Trust’s net asset value and, accordingly, they reduce the Trust’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Trust and the investment adviser.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Securities Purchased on a When-Issued and Delayed Delivery Basis – The Trust may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Trust on such interests or securities in connection with such transactions prior to the date the Trust actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Trust will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

E.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Trust’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Invesco Senior Income Trust

E.	Foreign Currency Translations – (continued)

The Trust may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Trust invests and are shown in the Statement of Operations.

F.

Forward Foreign Currency Contracts – The Trust may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Trust may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Trust may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Trust will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Trust owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

G.

Industry Focus – To the extent that the Trust invests a greater amount of its assets in securities of issuers in the banking and financial services industries, the Trust’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.

H.

Bank Loan Risk – Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Trust’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Trust. As a result, the Trust may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Trust has unsettled or open transactions may fail to or be unable to perform on its commitments. The Trust seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

I.

Other Risks – The Trust may invest all or substantially all of its assets in senior secured floating rate loans and senior secured debt securities that are determined to be rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Trust invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Trust in a corporate loan may take the form of participation interests or assignments. If the Trust purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Trust would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Trust’s rights against the Borrower but also for the receipt and processing of payments due to the Trust under the corporate loans. As such, the Trust is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Trust and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

J.

Leverage Risk – The Trust may utilize leverage to seek to enhance the yield of the Trust by borrowing or issuing preferred shares. There are risks associated with borrowing or issuing preferred shares in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the common shares, and that fluctuations in the interest rates on the borrowing or dividend rates on preferred shares may affect the yield and distributions to the common shareholders. There can be no assurance that the Trust’s leverage strategy will be successful.

Invesco Senior Income Trust

NOTE 2 -- Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.
Level 2	–	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Trust’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of May 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Trust’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the three months ended May 31, 2018, there were transfers from Level 2 to Level 3 of $16,805,520 due to third-party vendor quotations utilizing single market quotes and from Level 3 to Level 2 of $17,876,934, due to third-party vendor quotations utilizing more than one market quote.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Variable Rate Senior Loan Interests	$—	$1,115,667,853	$87,978,332	$1,203,646,185
Bonds & Notes	—	59,944,099	—	59,944,099
Structured Products	—	5,748,598	—	5,748,598
Common Stocks & Other Equity Interests	18,943,652	22,213,699	9,339,699	50,497,050
Preferred Stocks	56,019	—	3,244	59,263
Investments Matured	—	59,349	365,160	424,509
Total Investments in Securities	18,999,671	1,203,633,598	97,686,435	1,320,319,704
Other Investments – Assets*
Forward Foreign Currency Contracts	—	4,317,098	—	4,317,098
Other Investments – Liabilities*
Forward Foreign Currency Contracts	—	(1,146,160)	—	(1,146,160)
Total Other Investments	—	3,170,938	—	3,170,938
Total Investments	$18,999,671	$1,206,804,536	$97,686,435	$1,323,490,642

* Unrealized appreciation (depreciation).

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the three months ended May 31, 2018:

	Value 02/28/18	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Value 05/31/18
Variable Rate Senior Loan Interests	$83,959,012	$16,035,134	$(5,453,083)	$230,307	$71,562	$(644,187)	$11,656,521	$(17,876,934)	$87,978,332
Common Stocks & Other Equity Interests	4,511,935	7,239	—	—	—	(328,474)	5,148,999	—	9,339,699
Preferred Stocks	191,146	—	—	—	—	(187,902)	—	—	3,244
Investments Matured	388,041	—	—	180	—	(23,061)	—	—	365,160
Total	$89,050,134	$16,042,373	$(5,453,083)	$230,487	$71,562	$(1,183,624)	$16,805,520	$(17,876,934)	$97,686,435

Securities determined to be Level 3 at the end of the reporting period were valued primarily by utilizing quotes from a third-party vendor pricing service. A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

Invesco Senior Income Trust

NOTE 3 -- Derivative Investments

The Trust may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Trust does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Trust’s derivative investments, detailed by primary risk exposure, held as of May 31, 2018:

Derivative Assets	Value
Currency Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$4,317,098
Derivatives not subject to master netting agreements	—
Total Derivative Assets subject to master netting agreements	$4,317,098

Derivative Liabilities	Value
Currency Risk
Unrealized depreciation on forward foreign currency contracts outstanding	$(1,146,160)
Derivatives not subject to master netting agreements	—
Total Derivative Liabilities subject to master netting agreements	$(1,146,160)

Effect of Derivative Investments for the three months ended May 31, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Currency Risk
Realized Gain (Loss):
Forward foreign currency contracts	$(1,393,670)
Change in Net Unrealized Appreciation:
Forward foreign currency contracts	3,885,179
Total	$ 2,491,509

The table below summarizes the average notional value of forward foreign currency contracts outstanding during the period.

Forward Foreign Currency Contracts
Average notional value	$167,421,145

NOTE 4 -- Investments in Other Affiliates

The Investment Company Act of 1940, as amended (the “1940 Act”), defines an “affiliated person” as an issuance in which a trust holds 5% or more of the outstanding voting securities. The Trust has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates (excluding affiliated money market funds) for the three months ended May 31, 2018.

	Value 02/28/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value 05/31/18	Dividend Income
Cygnus Business Media, Inc., Common Shares	$0	$—	$—	$—	$—	$0	$—

Invesco Senior Income Trust

NOTE 5 -- Unfunded Loan Commitments

Pursuant to the terms of certain Senior Loan agreements, the Trust held the following unfunded loan commitments as of May 31, 2018. The Trust intends to reserve against such contingent obligations by designating cash, liquid securities and liquid Senior Loans as a reserve.

Borrower	Type	Principal Amount(a)		Value
ABG Intermediate Holdings 2 LLC	Delayed Draw Term Loan		441,328	$441,328
ABG Intermediate Holdings 2 LLC	Second Lien Delayed Draw Term Loan		133,605	133,605
Brickman Group Ltd. LLC	First Lien Revolver Loan		369,894	342,152
Carlisle FoodService Products, Inc.	Delayed Draw Term Loan		43,810	43,810
Engineered Machinery Holdings, Inc.	Second Lien Delayed Draw Term Loan		18,944	18,944
Fieldwood Energy LLC	Term Loan		13,346,600	13,213,134
Heartland Dental, LLC	Delayed Draw Term Loan		405,650	405,650
IAP Worldwide Services	Revolver Loan		1,407,499	1,407,499
KPEX Holdings Inc.	First Lien Delayed Draw Term Loan		47,042	47,042
Lakeland Tours, LLC	Delayed Draw Term Loan		72,264	72,264
MacDermid, Inc.	First Lien Multicurrency Revolver Loan		514,763	513,003
MacDermid, Inc.	First Lien Revolver Loan		190,653	190,001
Mavis Tire Express Services Corp.	Delayed Draw Term Loan		245,561	244,564
National Vision, Inc.	First Lien Revolver Loan		1,532,982	1,410,344
Nidda Healthcare Holding AG	Term Loan B-1	GBP	229,431	305,709
NRG Energy Inc.	Revolver Loan A		21,329,736	21,173,708
Prime Security Services Borrower, LLC	Revolver Loan		1,770,367	1,752,982
Scientific Games International, Inc.	Multicurrency Revolver Loan		2,250,111	2,227,610
Scientific Games International, Inc.	Revolver Loan		2,281,701	2,258,884
Transtar Holding Co.	Term Loan		160,277	159,876
Unilabs Diagnostics AB	Revolver Loan	EUR	942,706	1,084,223
				$47,446,332

(a) Principal amounts are denominated in U.S. Dollar unless otherwise noted.

Currency Abbreviations:

EUR	-	Euro
GBP	-	British Pound Sterling

NOTE 6 -- Senior Loan Participation Commitments

The Trust invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Trust purchases a participation of a Senior Loan interest, the Trust typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Trust assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Trust and the borrower.

At the three months ended May 31, 2018, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Trust on a participation basis.

Selling Participant	Principal Amount	Value
Goldman Sachs Lending Partners LLC	$1,532,982	$1,410,344
Mizuho Bank, Ltd.	21,329,736	21,173,708
Total		$22,584,052

Invesco Senior Income Trust

Item 2.	Controls and Procedures.

(a)

As of May 18, 2018, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of May 18, 2018, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Certifications of PEO and PFO as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    Invesco Senior Income Trust

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	July 30, 2018

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	July 30, 2018

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	July 30, 2018

EXHIBIT INDEX

Certifications of Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.